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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-4769

Strong Municipal Bond Fund, Inc., on behalf

of the Strong Municipal Bond Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    October 31, 2004

Strong

Municipal Income

Funds

Strong Intermediate Municipal Bond Fund

Strong Municipal Bond Fund

Strong Short-Term High Yield Municipal Fund

Strong Minnesota Tax-Free Fund

Strong Short-Term Municipal Bond Fund

Strong Wisconsin Tax-Free Fund

ANNUAL REPORT    |    October 31, 2004

Strong

Municipal Income

Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Strong Funds’ investment advisor, Strong Capital Management, Inc. As part of the proposed transaction, SFC sought approval from Fund shareholders at a meeting scheduled for December 10, 2004, on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

Market Update from Lyle J. Fitterer
November 1, 2003, to October 31, 2004

A Surprising Year for Bonds

Back in November 2003, few investors were expecting much from the fixed-income markets. Stocks were surging; the economy was expanding; interest rates, near record lows, seemed to have nowhere to go but up; and bonds had already enjoyed several years of very strong performance.

For many fixed-income investors, however, the past 12 months turned out to be much better than expected. While short-term bond prices fell as the Federal Reserve Board (the Fed) became increasingly likely to — and eventually did — raise overnight interest rates, prices on longer-term bonds, especially those with maturities of five years or longer, actually gained in value.

It’s “Fixed Income 101” that higher interest rates are bad for bonds. So why did long-term bonds do so much better than expected, even as their short-term counterparts lost ground?

To better understand what was driving bond values during the past 12 months, let’s take a closer look at recent events in the economy and fixed-income markets.

The year in review

The period began in challenging fashion for bond owners. Earlier in 2003, investors had been worried about the economy’s potential for deflation, but by November of that year they were far more attuned to the threat of rising prices — both consumer and producer. Their concerns about inflation were being fueled by rapid strengthening in the economy, which expanded at a robust 7.4% pace in the third quarter of 2003. With all signs pointing to steady growth, analysts expected the Fed to raise overnight interest rates for the first time in four years.

After treading water for the next several months, Treasuries began gaining ground in the first quarter of 2004. Even as the economy continued to grow, new hiring remained surprisingly subdued. Also, headline inflation remained under control, even in the face of rising commodity prices. These factors reassured investors, who became increasingly confident that the Fed could afford to keep the federal funds rate at its historically low levels.

That temporary optimism vanished in early April, after the Labor Department reported much-stronger-than-expected job gains for the previous month. Sluggish employment activity had been seen as the last remaining obstacle standing in the way of sustained long-term economic growth. The stock market cheered the favorable jobs data, but bond investors were less enthusiastic. While equity investors see a faster-growing economy as an indication of higher profitability and corporate earnings, bond investors worry that rapid expansion can lead to inflation, which reduces the value of their securities’ income payments. Investors now expected the Fed would implement a more aggressive series of rate increases. The fixed-income markets began a sell-off lasting several months, with prices falling across the board and yields rising accordingly (bond yields and prices move in opposite directions).

The favorable March jobs report was followed by equally strong employment data for April. But thanks in part to continued gains in productivity, by the summer, job creation was trailing projections yet again. Also, inflation was proving less worrisome than originally feared. Despite soaring prices for oil, as well as sustained increases in natural gas, silver, and other commodity values, consumer prices appeared to be under control. In October 2003 the core consumer price index indicated an annual inflation rate of 1.2%. One year later, inflation was 2%, indicating a modest but not alarming pickup.

While the Fed did ultimately raise interest rates a total of 0.75% during the period — initiating rate hikes of 0.25% in June, August, and September — it also emphasized its opinion that economic growth and inflation were manageable and that further interest rate increases could proceed at a “measured” pace.

The Fed’s words reassured nervous bond investors, who had already priced a series of rate hikes into the market. The extent of their reassurance could be seen in the “flattening” of the yield curve (a graphical representation of bond yields of varying maturities) during the period. Between November 1, 2003, and October 31, 2004, the yield on the 2-year U.S. Treasury bond rose 0.75%, in line with the Fed’s rate hikes. By contrast, the 10-year Treasury bond began the period offering a yield of 4.30%. That yield fell as low as 3.68% in March and settled at 4.05% by the end of October 2004.

Short-term rates are heavily influenced by what the Fed is doing now, but longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future. With inflation and job growth seemingly under control, long-term-bond investors were betting that the Fed could afford to be patient in raising interest rates. Against this backdrop, bonds with maturities of more than five years generally enjoyed a decent year of performance.

Searching for yield

A parallel theme during the year was bond investors’ continuing search for yield. With interest rates at such low levels, even after the Fed lifted rates, bond investors looked for ways to squeeze some additional income out of their portfolios. As their confidence increased in the economic recovery, they became increasingly willing to take on risks to generate higher yields.

…longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future.

Accordingly, some of the asset classes that had lagged during the economic downturn prior to 2003 were more recently some of the market’s best performers. During the past 12 months, the fixed-income market’s “risk sectors” generally outperformed Treasuries by a wide margin. Corporate, mortgage, emerging market, and lower-rated bonds all enjoyed strong gains, as did longer bonds relative to shorter ones. Investors across the board were paid for taking on additional risk. By the end of October 2004, credit spreads had narrowed to their tightest levels in six years, indicating the exceptional relative demand for higher-yielding bonds.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets. But we think there are a number of good reasons to be cautious. The Fed is expected to continue raising rates, a process that could accelerate if economic growth or inflation increase faster than expected. Also, corporate and high-yield bonds are currently offering yields near their long-term historic lows, making them especially vulnerable to any bad economic news. If the economy shows signs of slowing and fixed-income market volatility picks up, credit spreads could start to widen. Although we believe there’s no reason why yields can’t remain low for months, even years, the likelihood of a downturn clearly has increased.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets.

What happens to the value of the dollar could also have a significant impact on bond values. The United States currently is facing huge budget and trade deficits, raising the risk that demand for U.S. debt could decrease and drive down bond prices by putting upward pressure on U.S. Treasury rates. However, as long as the Fed believes inflation is under control, it may keep short-term interest rates low to help reduce the trade deficit. Low interest rates would likely continue to depress the dollar, which in turn would stimulate the economy by making American products more attractive overseas. Under such a scenario, a pause may occur in the trend towards a flatter yield curve as short-term Treasury rates, which are more closely linked to the federal funds rate, stay at artificially low levels while longer-term rates increase on inflation fears.

A look forward

All of this adds up to more uncertainty, which we believe makes it as important as ever to ensure that your portfolio remains well diversified. In recent years, many fixed-income investors, fearing rising rates, have loaded up on money market funds and very short-term bonds to protect their assets from the threat of rising rates. But by trying to anticipate rate movements, those investors may have missed out on decent total returns from long-term bonds.

If you’re investing for the medium or long term, you may want to consider owning some short-term bond funds to protect yourself against higher interest rates, but also some intermediate- and long-term bond funds to maintain a higher level of income and also as a hedge against unexpected market events. Some investors may also benefit from funds that can invest in Treasury Inflation Protected Securities, also known as TIPS. As with all bonds, TIPS can lose value, but because their principal amount is reset regularly with inflation, they can be valuable for investors looking to keep pace with rising costs of living. While there’s no one-size-fits-all solution that’s right for every investor, we all can benefit from owning a diversified portfolio designed to earn a steady return while reducing overall volatility.

We thank you for your continued confidence in Strong and look forward to helping you meet your financial goals.

Lyle J. Fitterer

Head of Fixed Income

Strong Capital Management, Inc.

Strong Intermediate Municipal Bond Fund

During the past 12 months, the Strong Intermediate Municipal Bond Fund outperformed its broad-based index, the Lehman Brothers Municipal 7 Year Bond Index. For the 12 months ending October 31, 2004, the Fund gained 6.44%, while the Lehman Brothers Index rose 4.64%.

Uncertainty fueled volatility

Interest rates were fairly volatile during the year in response to shifting, and often contradictory, signals about economic growth, inflation, fiscal policy, and geopolitical events. Strong economic growth early in the period gave way to more moderate growth by the end of the period. Commodity prices — historically an indicator of inflation — moved higher, but broader inflation indicators posted only small increases. The Federal Reserve moved from an accommodative stance, in which it left interest rates unchanged, to a tightening mode, when it began to raise rates in June. A heated U.S. political campaign, coupled with setbacks in Iraq, caused further uncertainty.

Rate volatility prompted duration moves

Throughout the period, we made a number of strategic changes to the Fund’s interest rate sensitivity, as measured by its duration. Early on, we increased the Fund’s duration to be slightly more than the Fund’s benchmark based on our view that the market was oversold and could produce a near-term economic rally. That strategy was rewarded when rates moved lower and bond prices rose in response to anemic employment growth. In early spring, we altered our strategy by reducing the Fund’s duration in anticipation of a market sell-off, because we felt it was only a matter of time before the Fed started to raise rates. The Fund’s lessened interest-rate sensitivity (lower duration) worked in its favor as two stronger-than-expected job reports in the spring pushed rates higher. In the second half of the period, we added back some interest-rate sensitivity, although the Fund’s duration remained slightly below our target, limiting the Fund’s ability to benefit more fully from the market rally that ensued.

Morningstar® Style Box™*

Rising credit-quality profile

Entering the period, we had a bet toward revenue and other lower-quality holdings for the Fund based on our view that they would benefit from robust economic growth. We also had increased the Fund’s exposure to California and New York City general obligation bonds, expecting that these bonds would benefit if tax receipts increased with increased economic activity. We were right on those counts, and our focus on these bonds revenue boosted the Fund’s first-half returns.

Toward the end of the period, we reduced the Fund’s exposure to lower-quality bonds as yield spreads tightened — meaning that there was less of a difference in yields offered by lower- and higher-quality bonds. The incremental yield that investors are paid to own lower-quality bonds declined dramatically and by period end was back to levels seen in the late 90s. That’s why we sold several bonds rated A and below and purchased more AA-rated bonds. More specifically, we decreased the Fund’s exposure to revenue bonds (primarily corporate-backed IDR/PCR’s) and health care bonds, and purchased more education, insured, general obligation, and government-backed bonds.

Additional purchases for the Fund included two specific security types that we believed would perform well. We added to the Fund’s holdings in municipal-backed bonds that are designed to provide a hedge against inflation and are similar to Treasury Inflation Protection Securities (TIPS).We also purchased zero coupon bonds for the Fund. This may sound a little counter-intuitive since “zeros” generally have more interest-rate exposure. However, the additional income these securities offered when we bought them was at or close to historically high levels.

The outlook ahead

Our forecast calls for continued bond market volatility until we see a better indication of where the U.S. economy is headed. As a result, we plan to keep the Fund’s duration close to its benchmark. In terms of credit quality, we expect to take a somewhat cautious approach to lower-quality bonds, given their historically low levels of incremental yield over higher-quality bonds. That said, we believe that certain parts of the lower-quality marketplace still offer value, including selected securities in the Indian gaming, health care, and tobacco sectors. In the higher-quality sector, we are likely to continue to favor zero coupon bonds and intermediate-term bonds, which can do well on a total return basis as they move closer to their stated maturity.

Thank you for your investment in the Strong Intermediate Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	38.7%
AA	25.8%
A	19.4%
BBB	16.0%
B	0.1%

Total	100.0%

Effective duration[1]	5.1 years
Average quality rating[2]	AA

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Intermediate Municipal Bond Fund

Growth of an Assumed $10,000 Investment†

From 7-31-01 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 7-Year Bond Index and the Lipper Intermediate Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Lehman Brothers Municipal 7-Year Bond Index is the 7-year (6-8) component of the Municipal Bond index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Lipper Intermediate Municipal Debt Funds Index is the average of the 30 largest funds in this Lipper category. These funds invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Largest State Concentration3

Percent of Net Assets, as of 10-31-04

New York	12.85%
Illinois	12.80%
California	8.82%
Florida	8.06%
Texas	7.81%
Pennsylvania	5.86%
Colorado	5.74%
Washington	5.62%
Kansas	4.31%
Missouri	3.41%

Top States	75.28%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	3.35%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	6.44%
3-year	6.79%
Since Fund Inception (7-31-01)	7.41%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.71%. As of 10-31-04, there are waivers and/or absorptions in effect.

Asset Allocation

Percent of net assets, as of 10-31-04

[5]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Municipal Bond Fund

During the past 12 months, the Strong Municipal Bond Fund significantly outperformed its broad-based benchmark, the Lehman Brothers Municipal Bond Index. For the 12 months ending October 31, 2004, the Fund gained 11.52%, while the Lehman Brothers Index rose 6.03%.

Shifting sentiment prompted volatility

Recurring shifts in sentiment regarding future economic growth, inflation, fiscal policy, and geopolitical events prompted a fair amount of interest rate volatility during the fiscal year. Strong economic growth early in the period gave way to more moderate growth by the end of it. Commodity prices, historically an indicator of inflation, moved higher, but broader inflation indicators posted only small increases. The Federal Reserve moved from an accommodative stance, in which it left interest rates unchanged, to a tightening mode, when it began to raise rates in June. A heated U.S. election campaign, coupled with setbacks in Iraq, caused further uncertainty. Lower-quality bonds performed particularly well during the year thanks to improving economic conditions — which helped boost the creditworthiness of state and local governments and corporations — and strong cash flows into high-yield investments.

Managing in a volatile rate environment

One element of our strategy is to keep the Fund’s duration — a measurement of an investment’s sensitivity to interest rate changes — close to its benchmark, but to alter its duration within a narrow range when we believe we have a clear view about the market’s overall direction. During the past year, we reduced the Fund’s interest rate exposure in late 2003 and early 2004 as rates moved lower and it appeared to us that the market was due for a sell-off. Initially, that strategy hurt the Fund’s performance. However, when rates quickly moved higher and the market declined in April and May, having a reduced exposure to interest rates aided the Fund’s performance. Unfortunately, the Fund’s duration slightly detracted somewhat from the Fund’s relative performance in the latter part of the period. At that time, the market rallied on such factors as weaker-than- expected economic data, high oil prices, and uncertainty over the outcome of the presidential election.

Morningstar® Style Box™*

Improving credit quality

Another of our key strategies was to maintain a diversified Fund portfolio so that performance wasn’t unduly dependent on the fortunes of one security or sector. During the past year, we continued to pursue a strategy we began some time ago to make partial or full sales of lower-quality holdings that we felt made up too large a portion of the portfolio. The Fund benefited from those moves because we were able to sell into a strong market for lower-quality bonds. Furthermore, we reduced the Fund’s exposure to some lower-quality sectors as the incremental yield these securities offered over higher-quality bonds declined. For example, the Fund’s overall exposure to revenue bonds declined by about 11 percentage points during the last year. Specifically, we cut the Fund’s exposure to the healthcare, IDR/PCR (corporate-backed), and multifamily housing sectors. At the same time, we increased the Fund’s exposure to higher-quality sectors including charter schools; escrowed-to-maturity (ETMs) securities, which are collateralized by U.S. government securities; seasoned residential developments; and state-appropriated bonds. These strategic moves caused the overall credit quality of the portfolio to improve slightly.

On an individual security basis, our decision to maintain exposure to the South Carolina Southern Connector Tollway was rewarded during the period. As traffic has continued to increase on this tollway, the price on the bonds started to improve.While we thought the long-term fundamentals for the project were good, our disciplined investment process led us to sell some of these bonds to limit the overall position size. The Fund also benefited during the period from receipt of a settlement payment on a judgment held by the Fund in certain securities litigation, which was mentioned in the notes contained in previous financial reports to shareholders. However, it should be noted that the Fund still would have outperformed its benchmark for the year by a wide margin without this settlement payment.

The outlook ahead

We expect continued bond market volatility until we see a better indication of where the U.S. economy is headed. As a result, we plan to keep the Fund’s duration close to its benchmark. In terms of credit quality, we expect to take a somewhat cautious approach to lower-quality bonds, given their historically low levels of incremental yield over higher-quality bonds. That said, we believe that certain parts of the lower-quality marketplace still offer value to the Fund, including selected securities in the Indian gaming, healthcare, and tobacco sectors. Among higher-quality bonds, we are likely to continue to favor zero- coupon bonds, which should do well if the yield curve continues to flatten.

Thank you for your investment in the Strong Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	24.5%
AA	9.0%
A	14.7%
BBB	35.5%
BB	13.7%
B	2.5%
Other	0.1%

Total	100.0%

Effective duration[1]	7.9 years
Average quality rating[2]	A

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Municipal Bond Fund

Growth of an Assumed $10,000 Investment†

From 10-23-86 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of October 1986.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper General Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper General Municipal Debt Funds Category. These funds invest primarily in municipal debt issues in the top four credit ratings.

Largest State Concentration3

Percent of Net Assets, as of 10-31-04

New York	8.14%
California	6.93%
Georgia	6.91%
Texas	6.77%
Ohio	6.42%
Colorado	5.34%
Arizona	5.01%
Wisconsin	4.93%
Louisiana	4.91%
Pennsylvania	4.09%

Top States	59.45%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Fund Highlights

Portfolio Statistics

Investor Class[4]
30-day annualized yield	4.27%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	11.52%
5-year	5.87%
10-year	5.67%
Since Fund Inception (10-23-86)	5.87%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 4.21%. As of 10-31-04, there are waivers and/or absorptions in effect.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[5]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Short-Term High Yield Municipal Fund

During the past 12 months, the Strong Short-Term High Yield Municipal Fund underperformed its broad-based index, the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index. For the 12 months ending October 31, 2004, the Fund gained 5.00%, while the Lehman Brothers Index rose 7.51%.

Much of that underperformance can be attributed to the Fund’s concentration in shorter-term, higher-quality high yield bonds, which lagged longer-term, lower-quality, and non-rated high-yield securities during the year. We believe that investors choose this Fund because of its short maturity and high level of tax-free income, which may be delivered with less volatility than a longer-term, high-yield fund.

Demand boosted high yield bonds

Despite rising interest rates, short-maturity, high-yield bonds performed reasonably well during the 12-month period. Strong demand from investors seeking higher-yielding, lower-quality securities as a way of tempering returns in a rising rate environment and an improving economy — which translated into better creditworthiness for many high yield issuers — helped buoy the high yield market, as did an improving economy.

Performance explained

Against the backdrop of rising interest rates and improving credit fundamentals, some of the Fund’s best performers were holdings in general obligation bonds issued by California, which were boosted by continued economic and fiscal improvements in the state. We capitalized on the strength of California bonds to sell some of our holdings in that state, although the Fund continued to maintain a position in tobacco debt that is guaranteed by the state. The Fund’s corporate-backed securities also generally turned in good results as stronger economic conditions translated into improved earnings for the corporations that backed the bonds. Health care bonds, another sizable focus for the Fund during the period, performed well due in large measure to strong demand from yield-hungry investors.

At the same time, the Fund’s performance was hurt by its exposure to defaulted issues, which stood at 0.75% of the portfolio at the end of the period. The Fund signed an agreement to sell one of these holdings at a distressed level.

Morningstar® Style Box™*

Another defaulted holding enjoyed strong operating improvements. Learning from these experiences, we cut the Fund’s stake in non-rated holdings to about 34% of the overall portfolio by the end of the period. Lastly, although this Fund favors lower-quality holdings, new portfolio acquisitions rated “BBB” or below were typically kept to a size of 2% or less of the total portfolio. We continued to work to reduce the Fund’s lower-rated holdings that exceed the 2% individual threshold over time, and we made progress reducing these existing positions in the Fund.

In anticipation of interest rate hikes, we reduced the Fund’s interest rate sensitivity by allowing cash to build up and investing in money market alternative securities. Toward the end of the period, the Fund purchased some bond anticipation notes (BANS), which essentially are short-term financing vehicles that are paid off using tax receipts. This type of financing is very common around the end of the year as municipalities look to bridge cash needs. We also increased the Fund’s exposure to short-term, floating-rate debt. We did that to capitalize on interest rate hikes, since floating rate securities will adjust their interest rate to meet market levels.

We also looked for opportunities to increase the Fund’s exposure to higher-coupon bonds that are priced to their call date — the first date the issuer can redeem the bond prior to maturity — because they tend to be more defensive in a rising rate environment. Although we made a few purchases in this area, these bonds were in strong demand and, as a result, weren’t always compellingly priced.

Outlook ahead

Given the threat of rising short-term interest rates, we’re planning to take a cautious approach for the Fund. We anticipate allowing cash to build up in the Fund over the next few months and most likely will invest this cash in short-term, variable-rate bonds, which offer an interest rate adjustment if rates continue to move up. There still seems to be some opportunity in certain areas of the lower-quality sector — corporate-backed municipals, for example. However, we plan to be selective as the market tries to “find its feet” in this rising interest rate environment. We don’t foresee any changes in the Fund’s overall credit quality (BBB) and anticipate taking non-rated holdings in the portfolio down further as individual non-rated securities mature.

Thank you for your investment in the Strong Short-Term High Yield Municipal Fund.

Mary-Kay Bourbulas

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	9.4%
AA	9.7%
A	15.9%
BBB	43.7%
BB	15.8%
B	3.9%
CCC	0.1%
CC	0.7%
D	0.8%

Total	100.0%

Effective duration[1]	2.1 years
Average quality rating[2]	BBB

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Short-Term High Yield Municipal Fund

Growth of an Assumed $10,000 Investment†

From 11-30-97 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index is the 1-5 year component of the Non-Investment Grade Municipal Bond Index. The Non-Investment Grade Municipal Bond Index consists of bonds that must be non-rated or be rated Ba1 or below. The Lipper High Yield Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper High Yield Municipal Debt Funds Category. These funds invest at least 50% of assets in lower-rated municipal debt issues.

Largest State Concentrations3

Percent of Net Assets, as of 10-31-04

New York	8.48%
California	6.65%
Florida	5.33%
Illinois	5.27%
Massachusetts	4.31%
Georgia	3.93%
Wisconsin	3.84%
Missouri	3.82%
Texas	3.65%
Alabama	3.65%

Top States	48.93%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	3.45%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	5.00%
5-year	4.04%
Since Fund Inception (11-30-97)	4.08%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 3.41%. As of 10-31-04, there are waivers and/or absorptions in effect.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[5]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Minnesota Tax-Free Fund

During the past 12 months, the Strong Minnesota Tax-Free Fund outperformed its broad-based index, the Lehman Brothers Municipal Bond Index. For the 12 months ending October 31, 2004, the Fund gained 6.53%, while the Lehman Brothers Index returned 6.03%.

Volatile interest rates

At the beginning of the period, short-term interest rates were at a 46-year low, with the federal funds rate at 1.0%. The Federal Reserve Board intentionally held short-term rates unusually low throughout 2002 and early 2003 to combat deflationary fears. As the economy gained steam early in 2004, however, bond investors began to anticipate that the Fed would eventually be forced to raise rates to prevent inflation — rather than deflation — from becoming problematic. In light of consecutively strong payroll reports in March and April, the market began to factor in the potential for interest rate hikes, pushing municipal yields higher across all maturities.

In June, the Fed made its first of three quarter-point interest rate hikes that occurred during the period. To the surprise of many, including perhaps the Fed, the pace of economic activity slowed in the wake of rising rates. A combination of factors weighed on the economy, not the least of which was broad increases in energy prices as the price of crude oil rose from $30 to over $50 per barrel from in the first nine months of 2004. Concerns over the war in Iraq and terrorism also may have dampened investors’ spirits. Later, four hurricanes struck the southeast coasts of the U.S. in a matter of weeks, hindering normal economic activity in that region. Finally, uncertainty surrounding the presidential election and policy changes that potentially would follow this hard-fought contest simply added to the market’s malaise.

Duration and maturity

Our investment process led us to consider all perceived opportunities presented by the changing economic, political, and market climate. Against that backdrop, several strategies worked in the Fund’s favor this period, although some didn’t. We remained cautious about the direction of interest rates throughout the year, leading us to hold a shorter duration for the Fund — meaning less interest rate sensitivity — than its benchmark. In hindsight, we were perhaps overly cautious, since intermediate- and long-term rates declined rather than rose. Fortunately, the Fund held a significant stake in bonds with maturities between 10 and 20 years, which were the best-performing maturities during the year as their yields fell.

Morningstar® Style Box™*

Even as short-maturity taxable securities sold off during the March through May period, short-maturity tax-exempt issues held up relatively well. However, over the course of the entire period, the shortest maturities in the Fund performed the weakest.

Rising tax receipts boosted credit quality

As economic and fiscal conditions improved nationally and local tax receipts rose, so too did the creditworthiness of many of Minnesota bonds. In June, Moody’s, the credit rating agency, upgraded 60 cities within the state in recognition of an improving economy and the fiscally sound nature of many municipalities across the state. Amid that better outlook for creditworthiness, some of the Fund’s lower-quality, investment-grade holdings were among its best performers.

Cautious outlook

The magnitude and timing of future increases in the federal funds rate are unknown. Barring a meaningful slowdown in economic activity, we believe that further increases are likely. However, we don’t believe that further rate hikes will produce the same yield decline among intermediate- and long-term rates that they did in the past 12 months. For that reason, we remain cautious on the outlook for interest rates. Offsetting our concerns about higher rates are many of the same issues that have dampened economic activity in recent months. Should energy prices continue to rise at a meaningful pace, it’s possible that economic activity will slow rather than trigger inflation. Balancing those two potential outcomes prompted us to position the Fund with a duration that is in line with its benchmark, yet stay ready to adjust the Fund’s interest rate sensitivity should a clearer path unfold.

We plan to have the Fund remain focused on higher-quality issues. Investors currently are offered very little incentive — in the form of incremental yield — to own lower-quality bonds. The margin for error is much higher now that it was a year ago, and could cause these securities to suffer should economic conditions and overall creditworthiness deteriorate.

Thank you for your investment in the Strong Minnesota Tax-Free Fund.

Duane McAllister

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	55.4%
AA	25.2%
A	13.0%
BBB	5.8%
BB	0.6%

Total	100.0%

Effective duration[1]	6.7 years
Average quality rating[2]	AA

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Minnesota Tax-Free Fund

Growth of an Assumed $10,000 Investment†

From 12-26-02 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize time periods, the indices’ performances were prorated for the month of December 2002. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market.

Largest State Concentrations3

Percent of Net Assets, as of 10-31-04

Minnesota	98.06%
Puerto Rico	1.94%

Top States	100.00%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	3.77%

Class C4,5
30-day annualized yield	3.77%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	6.53%
Since Fund Inception (12-26-02)	6.48%

Class C4,5
1-year	5.53%
Since Fund Inception (12-26-02)	6.48%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: high-yield risk and State of Minnesota risk.

To the extent that the Fund holds taxable securities or securities subject to the AMT, some income the fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 1.82% for Investor Class shares and 1.01% for Class C shares. As of 10-31-04, there are waivers and/or absorptions in effect for both share classes.

Performance:

[5]	Average annual total returns for Class C shares includes the effect of the applicable contingent deferred sales charge, which is 1.00%, and is eliminated after 12 months. Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[6]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Short-Term Municipal Bond Fund

During the past 12 months, the Strong Short-Term Municipal Bond Fund outpaced its broad-based benchmark, the Lehman Brothers Municipal 3 Year Bond Index. For the 12 months ending October 31, 2004, the Fund gained 3.37%, while the Lehman Brothers Index returned 2.19%.

Shifting sentiment prompted volatility

Recurring shifts in sentiment regarding future economic growth, inflation, fiscal policy, and geopolitical events prompted a fair amount of interest rate volatility during the fiscal year. Strong economic growth early in the period gave way to more moderate growth by the end of it. Commodity prices, historically an indicator of inflation, moved higher, but broader inflation indicators posted only small increases. The Federal Reserve moved from an accommodative stance, in which it left interest rates unchanged, to a tightening mode, when it began to raise rates in June. A heated U.S. election campaign, coupled with setbacks in Iraq, caused further uncertainty. Lower-quality bonds performed particularly well during the year thanks to improving economic conditions — which helped boost the creditworthiness of state and local governments and corporations — and strong cash flows into high-yield investments.

Rate volatility prompted duration adjustments

The Fund entered the year with a duration — a measurement of an investment’s sensitivity to interest rate changes — that was very similar to its benchmark. Later, we reduced the Fund’s duration by selling some municipal holdings and Treasury note futures based upon our view that economic growth would remain fairly strong. Initially, the Fund’s reduced duration worked against the Fund as rates continued to move lower. However, our strategy for the Fund was ultimately rewarded after strong economic reports in March and April caused investors to quickly push interest rates higher. As the bond market sell-off continued and Treasuries declined more quickly than municipals, we reduced the Fund’s short position in Treasury note futures while maintaining its relative interest rate exposure with the view that the Fed would continue to raise rates.

Morningstar® Style Box™*

Spreads tightened, credit quality improved

Entering the period, we favored revenue and other lower-quality holdings for the Fund based on our view that they would benefit from robust economic growth. We also had increased the Fund’s exposure to California and New York general obligation bonds, expecting that the bonds would benefit if tax receipts rose in response to better economic activity. The Fund was rewarded on both counts, and our focus on these bonds boosted the Fund’s first-half returns.

Later in the period, we took advantage of the strong demand and pricing for lower-quality bonds to reduce the Fund’s stake in them. As lower-quality bonds strengthened, yield spreads tightened — meaning the incremental yield that investors are paid to own lower-quality bonds declined dramatically by period end. The Fund’s sales of lower-quality bonds explain why the Fund’s stake in revenue bonds dropped from about 61% at the beginning of the period to 49% at the end of it. Strong relative performance and declining yield spreads also prompted us to sell some of the Fund’s healthcare, corporate-backed (IDR/PCR), multifamily housing, and tobacco bond holdings.

Proceeds from these sales were generally reinvested in insured and general obligation bonds, resulting in an increased stake in AAA-rated and AA-rated bonds and an improved overall credit quality of the portfolio. We also added to the Fund’s holdings in California and New York general obligation bonds, because we believed that expected higher tax receipts would continue to benefit these securities. We saw California bonds upgraded by the rating agencies, and the outlook for New York City and New York State bonds improved as well.

The outlook ahead

Our forecast calls for continued bond market volatility until we see a better indication of where the U.S. economy is headed. But, with the Fed seemingly set on a path toward measured interest-rate hikes, we currently plan to maintain the Fund’s duration below its benchmark. In terms of credit quality, we’re taking a somewhat cautious approach to lower-quality bonds, given their historically low levels of incremental yield over higher-quality bonds. However, we believe that certain parts of the lower-quality marketplace continue to offer value, including selected securities in Indian gaming, healthcare, corporate-backed and tobacco sectors. As long as the Fed continues to push short-term rates higher, we’re likely to favor floating rate bonds for the Fund — whose interest payments adjust with interest rates — over one- to three-year fixed-rate securities in anticipation that floating rate securities will outperform the market.

Thank you for your investment in the Strong Short-Term Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	28.0%
AA	14.5%
A	22.7%
BBB	29.1%
BB	4.7%
B	0.2%
CC	0.2%
D	0.3%
Other	0.3%

Total	100.0%

Effective duration[1]	1.9 years
Average quality rating[2]	A

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Short-Term Municipal Bond Fund

Growth of an Assumed $10,000 Investment†

From 12-31-91 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3-Year Bond Index and the Lipper Short Municipal Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Lehman Brothers Municipal 3-Year Bond Index is the 3-year (2-4) component of the Municipal Bond index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Average is the average of all funds in the Lipper Short Municipal Debt Funds Category. These funds invest in municipal debt issues with dollar-weighted average maturities of less than three years.

Largest State Concentrations3

Percent of Net Assets, as of 10-31-04

New York	9.88%
Illinois	8.89%
Texas	8.87%
California	7.94%
Florida	7.53%
Pennsylvania	5.79%
Wisconsin	5.55%
Massachusetts	3.10%
Missouri	3.10%
South Carolina	2.68%

Top States	63.33%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	2.74%

Class C4,5
30-day annualized yield	1.62%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	3.37%
5-year	4.47%
10-year	4.53%
Since Fund Inception (12-31-91)	4.51%

Class C4,5
1-year	1.08%
5-year	3.21%
10-year	3.27%
Since Fund Inception (12-31-91)	3.27%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.70% for Investor Class shares and 1.58% for Class C shares. As of 10-31-04, there are waivers and/or absorptions in effect for both share classes.

Performance:

[5]	Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund’s Investor Class shares prior to 1-31-03, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[6]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Wisconsin Tax-Free Fund

During the past 12 months, the Strong Wisconsin Tax-Free Fund slightly lagged its broad-based benchmark, the Lehman Brothers Municipal Bond Index. For the 12 months ending October 31, 2004, the Fund gained 5.69%, while the Lehman Brothers Index returned 6.03%. The Fund’s lag can be attributed primarily to its reduced interest rate sensitivity in the second half of the period.

Shifting sentiment prompted volatility

Recurring shifts in sentiment regarding future economic growth, inflation, fiscal policy, and geopolitical events prompted a fair amount of interest rate volatility during the fiscal year. Strong economic growth early in the period gave way to more moderate growth by the end of it. Commodity prices, historically an indicator of inflation, moved higher, but broader inflation indicators posted only small increases. The Federal Reserve moved from an accommodative stance, in which it left interest rates unchanged, to a tightening mode, when it began to raise rates in June. A heated U.S. election campaign, coupled with setbacks in Iraq, caused further uncertainty. Lower-quality bonds performed particularly well during the year thanks to improving economic conditions — which helped boost the creditworthiness of state and local governments and corporations — and strong cash flows into high-yield investments. Issuance of Wisconsin bonds exempt from both state and federal income taxes declined dramatically during the period, adding support to their prices.

Duration moves

Early in the period, we reduced the Fund’s sensitivity to interest rate changes — as measured by duration — in anticipation of accelerating economic growth. While robust growth did occur, market rates moved unexpectedly lower because of concerns about the “jobless recovery.” As rates declined, we became more cautious based on our view that jobs would eventually materialize, giving the Fed an open door to begin raising rates. Our decision to reduce the Fund’s duration helped buffer the Fund against price declines in March and April when payroll reports posted strong gains, pushing interest rates higher. However, by the time the Fed actually started to raise rates in June, intermediate and longer-term treasury yields actually began to decline. This “yield curve flattening” was very unusual compared to prior Fed tightening cycles and was driven by a moderation in economic growth, a slowdown in manufacturing activity, muted increases in inflation, and general uncertainty related to the upcoming election and the war in Iraq. Because we maintained the Fund’s defensive strategy during most of this time period, the Fund’s return slightly lagged the benchmark return during the last four months of the period and resulted in it underperforming for the year.

Morningstar® Style Box™*

Lower-quality bonds outperformed

Strong demand for lower-quality bonds helped them to generally outperform their higher-quality bond counterparts. As a result, the incremental yield that lower-quality bonds offered over higher-quality securities diminished. We capitalized on the strength of the lower-quality market to sell some of the Fund’s lower-quality holdings, although a decline in the Fund’s total assets over the year meant that its overall credit quality remained about the same. From a sector standpoint, the portfolio did not change a lot. A few of the Fund’s lower-quality, multifamily housing bonds were sold or called, and we increased the Fund’s weighting in lower-quality bonds backed by local appropriations.

The supply of newly issued Wisconsin bonds declined dramatically during the year, and much of that new issuance was, in our view, not attractively priced. Fortunately, we found more attractive alternatives among Puerto Rico bonds, which are also free from federal and Wisconsin state taxes.

The outlook ahead

We expect continued bond market volatility until we see a better indication of where the U.S. economy is headed. As a result, we plan to maintain our defensive positioning for the Fund. If, however, the Fed continues along its path of measured rate increases and we see a rise in inflation or employment growth, longer-term interest rates could rise. In that event, we will once again consider increasing the Fund’s duration, especially if the yield on 10-year Treasury notes approaches the 4.5% to 5.0% range. We also plan to use potential periods of increased new issuance to sell some of our better performing Puerto Rico bonds and add Wisconsin securities. In terms of credit quality, we expect to take a somewhat cautious approach to lower-quality bonds for the Fund, given their historically low levels of incremental yield over higher-quality bonds. That said, we plan to continue to look for good long-term ideas among lower-quality securities for the Fund, but we also plan to be patient. In the meantime, we will try to add more value in the Fund’s duration and yield curve exposure.

Thank you for your investment in the Strong Wisconsin Tax-Free Fund.

Lyle J. Fitterer

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	39.0%
AA	4.0%
A	13.5%
BBB	32.9%
BB	9.4%
Other	1.2%

Total	100.0%

Effective duration[1]	6.7 years
Average quality rating[2]	A

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Wisconsin Tax-Free Fund

Growth of an Assumed $10,000 Investment†

From 4-6-01 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the index’s performance was prorated for the month of April 2001. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market.

Largest State Concentrations3

Percent of Net Assets, as of 10-31-04

Wisconsin	63.61%
Arizona	3.37%
Indiana	0.85%
Washington	0.64%

Top States	68.47%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	3.77%

Class C4,5
30-day annualized yield	2.68%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	5.69%
3-year	5.98%
Since Fund Inception (4-6-01)	6.83%

Class C4,5
1-year	3.54%
3-year	4.64%
Since Fund Inception (4-6-01)	5.44%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: high-yield risk and State of Wisconsin risk.

To the extent that the Fund holds taxable securities or securities subject to the AMT, some income the fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.94% for Investor Class shares and 1.66% for Class C shares. As of 10-31-04, there are waivers and/or absorptions in effect for both share classes.

Performance:

[5]	Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund’s Investor Class shares prior to 12-26-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[6]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

YOUR FUND’S EXPENSES	October 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through October 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

(Continued on next page)

YOUR FUND’S EXPENSES (continued)	October 31, 2004

Actual Returns vs. Hypothetical Returns

Six Months Ended October 31, 2004

	Class	Fund’s Annualized Expense Ratio[1]		Beginning Account Value 5-1-04		Actual				Hypothetical (5% return before expenses)
						Ending Account Value 10-31-04		Expenses Paid During Period[2]		Ending Account Value 10-31-04		Expenses Paid During Period[2]
Strong Intermediate Municipal Bond Fund	Investor	0.48%			$1,000.00		$1,043.90		$2.47		$1,022.72		$2.44
Strong Municipal Bond Fund	Investor	0.78%			$1,000.00		$1,090.60		$4.10		$1,021.22		$3.96
Strong Short-Term High Yield Municipal Fund	Investor	0.72%			$1,000.00		$1,033.00		$3.68		$1,021.52		$3.66
Strong Minnesota Tax-Free Fund	Investor C	0.00 0.00	% %	$ $	1,000.00 1,000.00	$ $	1,045.60 1,045.70	$ $	— —	$ $	1,025.14 1,025.14	$ $	— —
Strong Short-Term Municipal Bond Fund	Investor C	0.66 1.77	% %	$ $	1,000.00 1,000.00	$ $	1,023.20 1,017.50	$ $	3.36 8.98	$ $	1,021.82 1,016.24	$ $	3.35 8.97
Strong Wisconsin Tax-Free Fund	Investor C	0.39 1.49	% %	$ $	1,000.00 1,000.00	$ $	1,044.80 1,039.10	$ $	2.00 7.64	$ $	1,023.18 1,017.65	$ $	1.98 7.56

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULES OF INVESTMENTS IN SECURITIES	October 31, 2004

STRONG INTERMEDIATE MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 79.1%
Arizona 0.9%
Maricopa County, Arizona IDA Hospital Facility Revenue Refunding - Samaritan Health Services Project, 7.15%, Due 12/01/05 (e) (h)	$10,000	$10,291
Verrado, Arizona Community Facilities District Number 1 GO, 6.00%, Due 7/15/13	375,000	384,375

		394,666
California 8.8%
ABAG Finance Authority for Nonprofit Corporations COP - O’Connor Woods Obligation Group Project, 5.40%, Due 11/01/09 (e)	400,000	426,500
Agua Caliente Band of Cahuilla Indians Revenue, 4.60%, Due 7/01/08	800,000	801,000
California GO:
5.00%, Due 3/01/11 (Pre-Refunded to $101 on 3/01/10)	125,000	140,781
5.50%, Due 4/01/11	125,000	141,406
5.50%, Due 3/01/12 (e)	500,000	566,875
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue, 5.375%, Due 6/01/17	1,100,000	1,141,250
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	350,000	357,437
Southern California Public Power Authority Power Project Revenue, 6.75%, Due 7/01/13	100,000	123,125

		3,698,374
Florida 8.1%
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project, 4.50%, Due 6/01/11	500,000	524,375
Capital Projects Finance Authority Student Housing Revenue, 5.50%, Due 10/01/14 (c) (e)	500,000	557,500
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 10.00%, Due 10/01/33	600,000	740,250
Dade County, Florida Health Facilities Authority Hospital Revenue - Miami Children’s Hospital Project, 5.00%, 8/01/23 (Pre-Refunded to $100 on 2/01/10)	440,000	479,600
Gulf Breeze, Florida Revenue, 4.75%, Due 12/01/15 (e)	1,000,000	1,076,250

		3,377,975
Illinois 10.1%
Aurora, Illinois Tax Increment Revenue, 4.90%, Due 12/30/11	350,000	356,563
Chicago, Illinois Board of Education School Reform GO, 6.25%, Due 12/01/11 (e)	300,000	358,125
Chicago, Illinois Housing Authority Capital Revenue, 5.375%, Due 7/01/13	550,000	600,875
Cook County, Illinois Cicero School District Number 99 GO, 9.00%, Due 12/01/12 (e)	1,000,000	1,383,750
Illinois DFA Revenue:
Chicago Charter School Foundation Project, 5.25%, Due 12/01/12	390,000	409,500
Community Rehabilitation Providers Facilities Project, 5.70%, Due 7/01/12	$330,000	$340,312
Mc Henry and Kane Counties, Illinois Community Consolidated School District Number 158 Capital Appreciation GO - School Building Project, Zero %, Due 1/01/11 (e)	1,000,000	803,750

		4,252,875
Indiana 0.9%
Indiana Bond Bank Revenue, 4.80%, Due 2/01/13	350,000	370,125
Kansas 4.3%
Kansas DFA First Mortgage Revenue - Hartford Health Facility Project, 6.125%, Due 4/01/12 (e)	160,000	181,200
Manhattan, Kansas Transportation Development District Sales Tax Revenue, 4.15%, Due 8/01/15	740,000	776,075
Wichita, Kansas Hospital Facilities Improvement Revenue Refunding -Via Christi Health System Project, 6.75%, Due 11/15/14	750,000	850,313

		1,807,588
Massachusetts 1.0%
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project, 5.875%, Due 7/01/08	400,000	433,000
Michigan 1.0%
Michigan Hospital Finance Authority Revenue - Saint John Hospital and Medical Center Project, 6.00%, Due 5/15/10 (e) (h)	350,000	403,375
Minnesota 1.0%
Minneapolis, Minnesota Hospital Revenue - St. Mary’s Hospital and Rehabilitation Project, 10.00%, Due 6/01/13 (h)	270,000	353,025
Roseville, Minnesota Independent School District Number 623 GO - School District Credit Enhancement Program Project, 5.00%, Due 2/01/17 (e)	75,000	81,094

		434,119
Missouri 2.1%
Boone County, Missouri Hospital Revenue - Boone Hospital Center Project, 4.375%, Due 8/01/14	350,000	360,500
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	500,000	507,810

		868,310
Montana 0.8%
Billings, Montana Tax Incremental Urban Renewal Refunding, 3.80%, Due 3/01/08	350,000	352,625
New Jersey 1.9%
New Jersey EDA Cigarette Tax Revenue, 5.625%, Due 6/15/17	500,000	523,125
New Jersey Health Care Facilities Financing Authority Revenue - Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	250,000	260,525

		783,650

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New Mexico 2.4%
University of New Mexico Revenue, 5.00%, Due 1/01/16 (b) (e)	$920,000	$1,003,950
New York 6.7%
Nassau County, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	100,000	103,250
New York Dormitory Authority Revenue, 6.00%, Due 8/15/15 (e)	500,000	575,000
New York, New York GO:
Series A, 5.25%, Due 8/01/09	550,000	609,125
Series C, 5.25%, Due 8/01/09	500,000	553,750
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/11	110,000	114,812
5.25%, Due 6/01/13 (e)	500,000	539,375
Triborough Bridge and Tunnel Authority General Purpose Revenue, 5.50%, Due 1/01/17 (h)	250,000	291,563

		2,786,875
North Carolina 1.1%
North Carolina Medical Care Commission Health Care Housing Revenue - Health Care Housing-ARC Projects, 4.65%, Due 10/01/14	360,000	363,150
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue, 7.25%, Due 1/01/07	95,000	104,144

		467,294
North Dakota 1.0%
Mercer County, North Dakota PCR - Antelope Valley Station Project, 7.20%, Due 6/30/13 (e)	350,000	430,937
Ohio 2.1%
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.50%, Due 2/15/12	260,000	286,650
Ohio Refunding and Improvement GO, 6.00%, Due 8/01/10	500,000	581,250

		867,900
Oklahoma 0.1%
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	50,000	52,188
Pennsylvania 3.5%
Pennsylvania Convention Center Authority Revenue, 6.70%, Due 9/01/16 (e) (h)	600,000	737,250
Pennsylvania Higher EFA Health Services Revenue - Allegheny Delaware Valley Project, 5.70%, Due 11/15/11 (e)	650,000	723,937

		1,461,187
Puerto Rico 2.2%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue:
5.00%, Due 5/15/08	250,000	258,438
5.75%, Due 7/01/20 (Pre-Refunded to $100 on 7/01/10)	260,000	288,600
Commonwealth of Puerto Rico Public Improvement GO Refunding, 5.50%, Due 7/01/18	325,000	374,562

		921,600
South Carolina 0.1%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project, Zero %, Due 1/01/32	$250,000	$24,063
South Dakota 1.7%
Heartland Consumers Power District Electric Revenue, 6.00%, Due 1/01/12 (e)	600,000	702,750
Texas 7.8%
Bexar County, Texas Revenue - Venue Project, 5.75%, Due 8/15/22 (e)	1,000,000	1,095,000
Capital Area HFC Revenue, Zero %, Due 1/01/16 (e) (h)	1,000,000	618,750
Lubbock, Texas Health Facilities Development Corporation Revenue - St. Joseph Health System Project, 5.25%, Due 7/01/12	500,000	538,750
Lubbock, Texas Housing Finance Corporation Capital Appreciation Revenue, Zero %, Due 10/01/15 (h)	750,000	476,250
Midtown Redevelopment Authority Tax Incremental Contract Revenue, 5.00%, Due 1/01/09 (e)	250,000	270,938
Sam Rayburn, Texas Municipal Power Agency Power Supply System Revenue Refunding, 5.00%, Due 10/01/09 (e)	195,000	212,794
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	60,000	62,175

		3,274,657
Virginia 0.8%
Dinwiddie County, Virginia IDA Lease Revenue - Dinwiddie County School District Facilities Project, 5.55%, Due 2/01/12	305,000	324,825
Washington 5.6%
Chelan County, Washington Public Utility District Number 1 Columbia River Rock Island Revenue, Zero %, Due 6/01/18 (e)	600,000	323,250
Grant County, Washington Public Utility District Number 2 Electric Revenue, 5.25%, Due 1/01/12 (e) (h)	310,000	352,625
Snohomish County, Washington Public Hospital District Number 3 GO, 6.00%, Due 6/01/10	400,000	425,500
Spokane, Washington GO, 5.40%, Due 1/01/10	300,000	324,000
Vancouver, Washington Water and Sewer Revenue, 4.90%, Due 6/01/10 (e)	100,000	105,375
Washington GO, 6.40%, Due 6/01/17	610,000	749,537
Washington Housing Finance Commission Nonprofit Housing Revenue Refunding - Crista Ministries Project, 5.35%, Due 7/01/14 (e)	75,000	77,625

		2,357,912
Wisconsin 3.1%
Badger Tobacco Asset Securitization Corporation Revenue:
5.00%, Due 6/01/08	240,000	242,400
5.00%, Due 6/01/09	405,000	406,519
6.00%, Due 6/01/17	60,000	58,500

STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
St. Croix Falls, Wisconsin Community Development Authority Redevelopment Lease Revenue:
3.95%, Due 12/01/08	$70,000	$72,713
4.20%, Due 12/01/09	70,000	73,237
4.40%, Due 12/01/10	75,000	78,937
Wisconsin Health and EFA Revenue:
Divine Savior Healthcare Project, 4.70%, Due 5/01/08 (e)	230,000	242,075
Marshfield Clinic Project, 6.25%, Due 2/15/10	124,000	135,625

		1,310,006

Total Municipal Bonds (Cost $32,377,040)		33,162,826

Variable Rate Municipal Bonds 18.4%
Colorado 5.2%
Central Platte Valley Metropolitan District of Colorado GO Refunding, 5.00%, Due 12/01/31 (Mandatory Put at $100 on 12/01/09) (e)	1,500,000	1,621,875
Northwest Parkway Public Highway Authority Revenue (e):
Zero %, Due 6/15/12 (Rate Reset at 5.00% Effective 6/15/11)	245,000	192,631
Zero %, Due 6/15/16 (Rate Reset at 5.35% Effective 6/15/11)	450,000	360,563

		2,175,069
Illinois 2.6%
Illinois EFA Revenue - Northwestern University Project:
5.10%, Due 11/01/32 (Mandatory Put at $100 on 11/01/11)	250,000	278,437
5.15%, Due 11/01/32 (Mandatory Put at $100 on 11/01/12)	750,000	838,125

		1,116,562
Missouri 1.3%
St. Charles County, Missouri IDA MFHR Refunding - Vanderbilt Apartments Project, 5.00%, Due 2/01/29 (Mandatory Put at $100 on 2/01/09)	550,000	560,313
New York 6.2%
New York Dormitory Authority Revenue, 5.25%, Due 11/15/23 (Mandatory Put at $100 on 5/15/12)	500,000	555,625
New York, New York Transitional Finance Authority Revenue Refunding, 5.25%, Due 2/01/29 (Mandatory Put at $100 on 2/01/11)	400,000	442,500
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue:
4.00%, Due 1/01/20 (Mandatory Put at $100 on 1/01/11)	500,000	519,375
5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)	1,000,000	1,085,000

		2,602,500
Pennsylvania 2.4%
Delaware Valley, Pennsylvania Regional Finance Authority Local Government Revenue, 6.8665%, Due 7/01/27 (Mandatory Put at $100 on 7/01/07 and Rate Reset Effective 1/01/05) (e)	965,000	996,362
Puerto Rico 0.7%
Commonwealth of Puerto Rico Public Finance Corporation Revenue, 5.75%, Due 8/01/27 (Mandatory Put at $100 on 2/01/12)	$250,000	$282,188

Total Variable Rate Municipal Bonds (Cost $7,576,617)		7,732,994

Swap Options Purchased 0.0%
Five Year 4.87% Interest Rate Swap, Expires 7/14/05	900,000	5,850

Total Swap Options Purchased (Cost $18,720)		5,850

Short-Term Investments (a) 3.5%
Municipal Bonds 0.7%
Colorado 0.6%
Colorado EFA and Cultural Revenue - Nashville Public Radio Project, 4.50%, Due 4/01/05	230,000	231,711
Wisconsin 0.1%
Rusk County, Wisconsin BAN Revenue, 4.25%, Due 4/01/05	50,000	50,107

Total Municipal Bonds		281,818
Municipal Money Market Funds 2.8%
Strong Tax-Free Money Fund (d)	1,165,000	1,165,000

Total Short-Term Investments (Cost $1,444,712)		1,446,818

Total Investments in Securities (Cost $41,417,089) 101.0%		42,348,488
Other Assets and Liabilities, Net (1.0%)		(412,328)

Net Assets 100.0%		$41,936,160

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
10 Ten-Year U.S. Treasury Notes	12/04	$(1,135,625)	$4,020

STRONG MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 90.5%
Alaska 0.8%
Northern Alaska Tobacco Securitization Corporation Tobacco Settlement Revenue:
5.70%, Due 6/01/11	$545,000	$557,263
6.20%, Due 6/01/22	1,000,000	1,000,000

		1,557,263
Arizona 5.0%
Arizona School Facilities Board COP, 5.25%, Due 9/01/13 (e)	1,000,000	1,140,000
Maricopa County, Arizona IDA Hospital Facility Revenue Refunding - Samaritan Health Services Project, 7.00%, Due 12/01/16 (e) (h)	1,250,000	1,584,375
Maricopa County, Arizona IDA SFMR, Zero %, Due 12/31/14 (h)	1,145,000	757,131

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Mohave County, Arizona IDA Correctional Facilities Contract Revenue - Mohave Prison LLC Project, 5.00%, Due 4/01/14 (e)	$1,500,000	$1,659,375
Verrado, Arizona Community Facilities District Number 1 GO, 6.00%, Due 7/15/13	2,125,000	2,178,125
Yavapai County, Arizona IDA IDR - Citizens Utilities Company Project, 5.45%, Due 6/01/33 (Notified Call at $101 on 6/01/07)	2,025,000	1,992,094

		9,311,100
California 6.9%
Agua Caliente Band of Cahuilla Indians Revenue, 4.60%, Due 7/01/08	810,000	811,012
California GO:
5.10%, Due 2/01/34	250,000	254,375
5.50%, Due 3/01/12 (e)	1,500,000	1,700,625
California Statewide Communities Development Authority MFHR - Santee Court Apartments Project, 7.50%, Due 11/20/36	2,200,000	2,274,250
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.375%, Due 6/01/28	2,100,000	2,173,500
5.50%, Due 6/01/43	1,750,000	1,841,875
5.625%, Due 6/01/38	2,000,000	2,122,500
Los Angeles County, California Schools Regionalized Business Services Capital Appreciation COP, Zero %, Due 8/01/29 (e)	2,510,000	671,425
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	1,000,000	1,021,250

		12,870,812
Colorado 4.1%
Colorado EFA and Cultural Revenue:
Charter School-Bromley East Project, 7.25%, Due 9/15/30	1,750,000	1,769,688
Charter School-Denver Arts School Project, 8.00%, Due 5/01/34	1,000,000	1,045,000
Denver Academy Project, 7.125%, Due 11/01/28	500,000	501,875
Denver Science and Technology Project, 5.00%, Due 12/01/13	750,000	750,937
Heritage Christian School Project, 7.50%, Due 6/01/34	1,000,000	1,021,250
Leadership Preparatory Academy, 7.875%, Due 5/01/27 (f)	1,000,000	983,750
Lutheran High School Association Project, 7.625%, Due 6/01/34	1,000,000	1,007,500
Southlands Metropolitan District Number 1 GO, 7.125%, Due 12/01/34	500,000	506,250

		7,586,250
Florida 1.8%
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project, 4.50%, Due 6/01/11	420,000	440,475
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 8.95%, Due 10/01/33	1,400,000	1,653,750
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	965,000	973,444
Gulf Breeze, Florida Revenue, 4.75%, Due 12/01/15 (e)	$315,000	$339,019

		3,406,688
Georgia 6.9%
Atlanta, Georgia Urban Residential Finance Authority MFHR - Evergreen Village Estates Project:
5.875%, Due 5/01/07	330,000	330,198
6.375%, Due 5/01/17	1,675,000	1,599,625
6.50%, Due 5/01/27	2,965,000	2,683,325
Colquitt County, Georgia Development Authority First Mortgage Revenue, Zero %, Due 12/01/21 (h)	2,995,000	1,325,288
Colquitt County, Georgia Development Authority Revenue - Southern Care Corporation Facility Project, Zero %, Due 12/01/21 (h)	4,595,000	2,033,287
Washington, Georgia Wilkes Payroll Development Authority Subordinated Revenue - Southern Care Corporation Facility Project, Zero %, Due 12/01/21 (h)	11,000,000	4,867,500

		12,839,223
Illinois 3.6%
Aurora, Illinois Tax Increment Revenue, 5.85%, Due 12/30/13	1,500,000	1,533,750
Chicago, Illinois Housing Authority Capital Revenue, 5.375%, Due 7/01/13	500,000	546,250
Cook County, Illinois Palatine Community Consolidated School District Number 15 Capital Appreciation GO, Zero %, Due 12/01/19 (e)	2,000,000	1,007,500
Illinois DFA Revenue - Chicago Charter School Foundation Project:
5.25%, Due 12/01/12	410,000	430,500
6.125%, Due 12/01/22	2,330,000	2,568,825
Lincolnshire, Illinois Special Service Area Number 1 Special Tax - Sedgebrook Project, 6.25%, Due 3/01/34 (b)	500,000	500,000

		6,586,825
Iowa 0.7%
Iowa Finance Authority Hospital Facility Revenue, 6.75%, Due 2/15/13	750,000	850,313
Tobacco Settlement Authority Asset-Backed Revenue, 5.50%, Due 6/01/14	425,000	412,781

		1,263,094
Kansas 2.2%
Kansas DFA First Mortgage Revenue - Hartford Health Facility Project, 6.125%, Due 4/01/12 (e)	470,000	532,275
Kansas DFA Revenue, 5.60%, Due 5/20/34 (e)	2,735,000	2,899,100
Wichita, Kansas Hospital Facilities Improvement Revenue Refunding - Via Christi Health System Project, 6.75%, Due 11/15/14	500,000	566,875

		3,998,250
Louisiana 4.9%
Calcasieu Parish, Louisiana IDB PCR Refunding - Entergy Gulf States, Inc. Project, 5.45%, Due 7/01/10	900,000	913,446
Claiborne Parish, Louisiana Law Enforcement District Revenue - Claiborne Correctional Facilities Project, 6.25%, Due 3/01/19	6,810,000	7,235,625

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New Orleans, Louisiana Capital Appreciation GO Refunding, Zero %, Due 9/01/16 (e)	$1,600,000	$976,000

		9,125,071
Massachusetts 2.6%
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project, 5.875%, Due 7/01/08	1,750,000	1,894,375
Municipal Tax-Exempt Trust Certificates, 4.20%, Due 3/06/09 (e)	2,800,000	2,915,500

		4,809,875
Michigan 1.2%
Dickinson County, Michigan Healthcare System Hospital Revenue Refunding, 5.50%, Due 11/01/13 (e)	1,350,000	1,463,062
Michigan Hospital Finance Authority Revenue - Saint John Hospital and Medical Center Project, 6.00%, Due 5/15/10 (e) (h)	650,000	749,125

		2,212,187
Minnesota 1.4%
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project, 7.375%, Due 8/01/29	1,100,000	1,109,625
Woodbury, Minnesota Lease Revenue Refunding - Math Science Academy Project, 7.50%, Due 12/01/31	1,500,000	1,569,375

		2,679,000
Missouri 1.3%
Springfield, Missouri Land Clearance Redevelopment Authority Industrial Revenue Refunding - University Plaza Project, 6.60%, Due 10/01/11	2,215,000	2,311,906
New Jersey 2.9%
New Jersey EDA Cigarette Tax Revenue:
5.625%, Due 6/15/18	1,000,000	1,052,500
5.75%, Due 6/15/29	500,000	514,375
5.75%, Due 6/15/34	1,000,000	1,027,500
New Jersey Health Care Facilities Financing Authority Revenue - Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	1,170,000	1,219,257
Union County, New Jersey Industrial PCFA PCR Refunding - Wyeth Project, 5.80%, Due 9/01/09	1,400,000	1,541,750

		5,355,382
New Mexico 1.2%
University of New Mexico Revenue, 5.00%, Due 1/01/16 (b) (e)	2,000,000	2,182,500
New York 6.7%
Bethlehem, New York GO Refunding - Water System Project, 5.50%, 3/01/22 (b) (e)	500,000	518,750
Nassau County, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	260,000	268,450
New York Dormitory Authority Revenue - State University Educational Facilities Project, 7.50%, Due 5/15/13	2,000,000	2,570,000
New York, New York GO:
5.25%, Due 8/01/09	375,000	415,313
5.50%, Due 8/01/15	2,000,000	2,250,000
5.50%, Due 9/15/19	1,000,000	1,117,500
5.75%, Due 3/15/13	1,020,000	1,158,975
New York, New York GO Refunding, 5.75%, Due 8/01/16	1,500,000	1,698,750
New York, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	$1,230,000	$1,269,975
Tobacco Settlement Financing Corporation Revenue, 5.25%, Due 6/01/14	1,000,000	1,078,750

		12,346,463
North Carolina 1.0%
North Carolina Medical Care Commission Health Care Housing Revenue - Health Care Housing-ARC Projects:
4.65%, Due 10/01/14	1,000,000	1,008,750
5.80%, Due 10/01/34	750,000	757,500

		1,766,250
North Dakota 0.8%
Three Affiliated Tribes of the Fort Berthold Reservation GO, 6.30%, Due 11/15/10	1,515,000	1,522,666
Ohio 6.4%
Carroll, Ohio Water and Sewer District GO, 6.25%, Due 12/01/10	1,500,000	1,599,375
Medina County, Ohio EDR MFHR - Camelot Place, Ltd. Project, 8.375%, Due 10/01/23 (f)	3,800,000	3,719,250
Toledo, Ohio MFMR - Commodore Perry Apartments Project, 7.00%, Due 12/01/28 (f)	7,470,000	6,601,612

		11,920,237
Oklahoma 1.7%
Ellis County, Oklahoma Industrial Authority IDR - WB Johnston Grain Shattuck Project, 7.10%, Due 8/01/23	1,000,000	1,026,250
Okarche, Oklahoma EDA Educational Facilities Lease Revenue - Chickasha Public Schools Project, 5.00%, Due 9/01/12	2,000,000	2,105,000
Oklahoma County, Oklahoma Finance Authority First Mortgage MFHR - Multiple Apartments Project, 7.125%, Due 4/01/28 (f) (g)	10,170,000	50,850

		3,182,100
Pennsylvania 4.1%
Delaware County, Pennsylvania IDA Revenue Refunding - American Ref-Fuel Corporation Resources Recovery Facility Project, 6.10%, Due 7/01/13	1,750,000	1,879,063
Lehigh County, Pennsylvania General Purpose Authority Revenue - KidsPeace Obligated Group Project:
5.80%, Due 11/01/12	500,000	479,375
5.80%, Due 11/01/12 (e)	765,000	803,250
Pennsylvania Higher EFA Health Services Revenue - Allegheny Delaware Valley Project, 5.70%, Due 11/15/11 (e)	1,850,000	2,060,437
Philadelphia, Pennsylvania Hospitals and Higher EFA Revenue - Temple University Hospital Project, 6.50%, Due 11/15/08	2,220,000	2,378,175

		7,600,300
Puerto Rico 1.4%
Commonwealth of Puerto Rico Public Improvement GO Refunding, 5.50%, Due 7/01/18	290,000	334,225
Puerto Rico HFA Revenue, 5.00%, Due 12/01/17	400,000	427,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project:
5.00%, Due 2/01/09	$750,000	$799,688
5.00%, Due 2/01/10	1,015,000	1,080,975

		2,642,388
South Carolina 3.7%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project:
Zero %, Due 1/01/14	4,560,000	1,789,800
Zero %, Due 1/01/15	1,000,000	355,000
Zero %, Due 1/01/28	400,000	53,000
Zero %, Due 1/01/32	10,350,000	996,187
South Carolina Ports Authority Ports Revenue, 7.80%, Due 7/01/09 (c) (h)	2,400,000	2,748,000
York County, South Carolina PCR - Bowater, Inc. Project, 7.625%, Due 3/01/06	900,000	934,875

		6,876,862
South Dakota 2.5%
Sisseton-Wahpeton Sioux Tribe of the Lake Traverse Reservation GO (f):
7.00%, Due 11/01/13	655,000	710,675
7.00%, Due 11/01/23	1,290,000	1,428,675
South Dakota EDFA EDR - Angus Project:
4.75%, Due 4/01/10	275,000	286,000
5.00%, Due 4/01/11	285,000	300,319
5.25%, Due 4/01/12	300,000	326,625
5.25%, Due 4/01/13	320,000	348,400
South Dakota EDFA EDR - McEleeg Project, 5.00%, Due 4/01/14	420,000	437,850
South Dakota EDFA EDR Pooled Loan Program - Midstates Printing, Inc. Project, 5.50%, Due 4/01/18	685,000	739,800

		4,578,344
Texas 5.8%
Capital Area HFC Revenue, Zero %, Due 1/01/16 (e) (h)	5,000,000	3,093,750
Grand Prairie, Texas Independent School District Capital Appreciation GO, Zero %, Due 2/15/14 (e)	1,000,000	686,250
Lubbock, Texas Health Facilities Development Corporation Revenue - St. Joseph Health System Project, 5.25%, Due 7/01/12	1,150,000	1,239,125
Lubbock, Texas Housing Finance Corporation Capital Appreciation Revenue, Zero %, Due 10/01/15 (h)	8,415,000	5,343,525
Red River Authority PCR Refunding - Hoechst Celanese Corporation Project, 5.20%, Due 5/01/07	500,000	490,000

		10,852,650
Utah 0.3%
Eagle Mountain, Utah Special Assessment Bonds, 5.90%, Due 12/15/07	610,000	612,678
Virginia 0.9%
Pittsylvania County, Virginia IDA Exempt Facility Revenue - Multitrade of Pittsylvania Project, 7.55%, Due 1/01/19	1,700,000	1,745,730
Washington 2.8%
Okanogan County, Washington Irrigation District Revenue Refunding, 4.75%, Due 12/01/13	$1,200,000	$1,245,000
Seattle, Washington Housing Authority Low Income Assistance Revenue - Hilltop and Spring Projects (e):
5.375%, Due 10/20/18	970,000	1,073,063
5.875%, Due 10/20/28	1,545,000	1,693,706
Tobacco Settlement Authority Washington Tobacco Settlement Revenue, 5.50%, Due 6/01/12	600,000	603,000
Washington Housing Finance Commission Nonprofit Housing Revenue Refunding - Crista Ministries Project, 5.35%, Due 7/01/14 (e)	615,000	636,525

		5,251,294
Wisconsin 4.9%
Badger Tobacco Asset Securitization Corporation Revenue:
5.50%, Due 6/01/10	1,230,000	1,253,062
5.75%, Due 6/01/11	250,000	256,875
5.75%, Due 6/01/12	2,000,000	2,042,500
6.00%, Due 6/01/17	1,170,000	1,140,750
Oshkosh, Wisconsin IDR - Don Evans, Inc. Project (e):
5.35%, Due 12/01/10	520,000	543,400
5.50%, Due 12/01/11	390,000	409,013
Waterford, Wisconsin Graded Joint School District Number 1 GO Refunding, 5.25%, Due 4/01/12 (Pre-Refunded to $100 on 4/01/10) (e)	70,000	78,662
Weston, Wisconsin Community Development Authority Lease Revenue, 5.25%, Due 10/01/20	1,600,000	1,756,000
Wisconsin Health and EFA Revenue:
Agnesian Healthcare, Inc. Project, 5.10%, Due 7/01/08	205,000	218,325
Blood Center Southeastern Project, 5.75%, Due 6/01/34	500,000	516,875
Marshfield Clinic Project, 6.25%, Due 2/15/10	866,000	947,188

		9,162,650

Total Municipal Bonds (Cost $167,179,443)		168,156,038

Variable Rate Municipal Bonds 7.8%
Alabama 1.0%
Birmingham, Alabama Special Care Facilities Financing Authority Revenue - Baptist Medical Centers Health System Project, 4.35%, Due 11/15/28 (Mandatory Put at $100 on 7/01/06)	1,750,000	1,769,547
Colorado 1.3%
Central Platte Valley Metropolitan District of Colorado GO Refunding, 5.00%, Due 12/01/31 (Mandatory Put at $100 on 12/01/09) (e)	500,000	540,625
Northwest Parkway Public Highway Authority Revenue, Zero %, Due 6/15/16 (Rate Reset at 5.35% Effective 6/15/11) (e)	2,240,000	1,794,800

		2,335,425

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Florida 0.5%
Hillsborough County, Florida IDA PCR Refunding - Tampa Electric Company Project, 4.00%, Due 9/01/25 (Mandatory Put at $100 on 8/01/07)	$860,000	$880,425

Missouri 1.0%
St. Charles County, Missouri IDA MFHR Refunding - Vanderbilt Apartments Project, 5.00%, Due 2/01/29 (Mandatory Put at $100 on 2/01/09)	1,850,000	1,884,688

New York 1.5%
New York, New York Transitional Finance Authority Revenue Refunding, 5.25%, Due 2/01/29 (Mandatory Put at $100 on 2/01/11)	350,000	387,187
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue:
4.00%, Due 1/01/20 (Mandatory Put at $100 on 1/01/11)	200,000	207,750
5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)	2,000,000	2,170,000

		2,764,937
Puerto Rico 1.6%
Commonwealth of Puerto Rico Public Finance Corporation Revenue, 5.75%, Due 8/01/27 (Mandatory Put at $100 on 2/01/12) (e)	2,700,000	3,047,625

Texas 0.9%
Brazos River Authority PCR Refunding - TXU Energy Company LLC Project, 6.75%, Due 4/01/38 (Mandatory Put at $100 on 4/01/13)	1,500,000	1,715,625

Total Variable Rate Municipal Bonds (Cost $13,996,205)		14,398,272

Options Purchased 0.0%
Ten-Year U.S. Treasury Note Future Call Options (Strike price is $113. Expiration date is 11/26/04.)	60,000	65,625
Ten-Year U.S. Treasury Note Future Put Options (Strike price is $113. Expiration date is 11/26/04.)	60,000	31,875

Total Options Purchased (Cost $98,948)		97,500

Swap Options Purchased 0.0%
Five Year 4.87% Interest Rate Swap, Expires 7/14/05	4,300,000	27,950

Total Swap Options Purchased (Cost $89,440)		27,950

Short-Term Investments (a) 2.3%
Municipal Money Market Funds Multiple States Strong Tax-Free Money Fund (d)	4,220,000	4,220,000

Total Short-Term Investments (Cost $4,220,000)		4,220,000

Total Investments in Securities (Cost $185,584,036) 100.6%		186,899,760
Other Assets and Liabilities, Net (0.6%)		(1,182,261)

Net Assets 100.0%		$185,717,499

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
25 Ten-Year U.S. Treasury Notes	12/04	$(2,839,063)	$3,409

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 74.2%
Alaska 2.8%
Alaska Industrial Development and Export Authority Power Revenue - Snettisham Hydroelectric Project, 6.00%, Due 1/01/15 (e)	$460,000	$514,050
Northern Alaska Tobacco Securitization Corporation Tobacco Settlement Revenue:
4.50%, Due 6/01/08	255,000	254,362
5.40%, Due 6/01/08	985,000	1,008,394
5.60%, Due 6/01/09	700,000	718,375
5.60%, Due 6/01/10	300,000	308,625
6.20%, Due 6/01/22	985,000	985,000

		3,788,806
Arizona 1.9%
Phoenix, Arizona GO, 7.00%, Due 7/01/09 (h)	1,095,000	1,283,888
White Mountain Apache Tribe Fort Apache Indian Reservation Revenue - Fort Apache Timber Company Project, 6.25%, Due 3/05/12 (f)	523,009	556,351
Yavapai County, Arizona IDA IDR - Citizens Utilities Company Project, 5.45%, Due 6/01/33 (Called at $101 on 6/01/07)	750,000	737,812

		2,578,051
California 4.4%
ABAG Finance Authority for Nonprofit Corporations Revenue - San Diego Hospital Association Project, 4.00%, Due 3/01/08	500,000	515,000
Agua Caliente Band of Cahuilla Indians Revenue, 4.00%, Due 7/01/06	1,000,000	1,001,250
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.50%, Due 6/01/19	750,000	777,188
5.625%, Due 6/01/20	2,000,000	2,072,500
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	1,000,000	1,021,250
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue, 5.25%, Due 6/01/27	500,000	495,625

		5,882,813
Colorado 2.9%
Black Hawk, Colorado Business Improvement District Special Assessment:
Gilpin County Project, 6.00%, Due 12/01/09	705,000	705,508
The Lodge At Black Hawk Project, 6.25%, Due 12/01/11	280,000	280,050

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Colorado EFA and Cultural Revenue - Lutheran High School Association Project, 7.00%, Due 6/01/12	$500,000	$507,500
Colorado EFA and Cultural Revenue Refunding and Improvement:
Charter School-Denver Arts School Project, 7.00%, Due 5/01/11	460,000	476,675
Denver Academy Project, 5.00%, Due 5/01/08	1,000,000	1,001,250
Colorado Health Facilities Authority Hospital Revenue - Steamboat Springs Health Care Association Project:
4.80%, Due 9/15/06	455,000	463,531
4.90%, Due 9/15/07	20,000	20,425
Southlands Metropolitan District Number 1 GO, 6.75%, Due 12/01/16	500,000	505,625

		3,960,564
Connecticut 2.0%
Connecticut Health and EFA Revenue - New Opportunities for Waterbury, Inc. Project, 6.75%, Due 7/01/13	1,115,000	1,121,355
Mashantucket Western Pequot Tribe Subordinated Special Revenue:
5.70%, Due 9/01/12	1,000,000	1,061,250
6.40%, Due 9/01/11	500,000	531,875

		2,714,480
Florida 5.3%
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 10.00%, Due 10/01/33	500,000	616,875
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	485,000	489,244
Florida State Board of Public Education GO, 6.20%, Due 5/01/06 (h)	985,000	1,035,481
Hillsborough County, Florida IDA IDR - University Community Hospital Health Facilities Project, 4.90%, Due 8/15/07	1,415,000	1,443,300
Largo, Florida Sun Coast Health System Revenue - Sun Coast Hospital Issue, 6.20%, Due 3/01/13	530,000	530,000
Miami Beach, Florida Health Facilities Authority Hospital Revenue Refunding - Mount Sinai Medical Center Project, 6.00%, Due 11/15/07	1,400,000	1,433,250
North Broward, Florida Hospital District Revenue Improvement, 4.70%, Due 1/15/06	595,000	603,925
Ocean Highway and Port Authority Solid Waste PCR Refunding - Stone Container Corporation Project, 6.50%, Due 11/01/06	1,000,000	1,052,500

		7,204,575
Georgia 3.8%
Atlanta, Georgia Urban Residential Finance Authority MFHR - Park Place Apartments Project, 6.00%, Due 9/01/06 (f)	370,000	340,863
Atlanta, Georgia Water and Waste Water Revenue, 5.50%, Due 11/01/11 (e)	1,000,000	1,147,500
Bibb County, Georgia Development Authority Environmental Improvement Revenue Refunding - Temple Inland, Inc. Project, 4.85%, Due 12/01/09	2,050,000	2,149,937
Dalton, Georgia School District Lease Revenue, 4.20%, Due 8/01/13 (f)	1,152,256	1,172,420
De Kalb County, Georgia Residential Care Facilities for the Elderly Authority First Lien Revenue - King’s Bridge Retirement Center, Inc. Project, 8.00%, Due 7/01/06	$290,000	$300,150

		5,110,870
Illinois 4.1%
Alton, Illinois Hospital Facility Revenue Refunding - St. Anthony’s Health Center Project, 5.50%, Due 9/01/06	405,000	407,531
Aurora, Illinois Tax Increment Revenue, 4.90%, Due 12/30/11	1,450,000	1,477,188
Illinois DFA Elderly Housing Revenue Refunding - Galesburg Towers Project, 5.80%, Due 3/01/06	100,000	98,875
Illinois DFA Revenue - Community Rehab Providers Project, 5.375%, Due 7/01/09	620,000	631,625
Matteson, Illinois Tax Increment Revenue, 3.00%, Due 12/01/05	635,000	636,333
Sangamon County, Springfield, Illinois School District Number 186 GO, Zero %, Due 10/01/08 (e)	2,000,000	1,780,000
Upper Illinois River Valley Development Revenue - Morris Hospital Project, 6.05%, Due 12/01/11	500,000	543,750

		5,575,302
Indiana 0.5%
Indiana Health Facility Financing Authority Revenue - Hamilton Communities, Inc. Project, 6.00%, Due 1/01/10 (f) (g)	2,800,000	700,000
Kansas 1.0%
Manhattan, Kansas Transportation Development District Sales Tax Revenue, 4.15%, Due 8/01/15	1,240,000	1,300,450
Louisiana 3.0%
Epps, Louisiana COP, 7.25%, Due 6/01/09	870,000	884,138
Orleans Parish, Louisiana School Board Compound Interest GO, Zero %, Due 2/01/08 (e) (h)	2,590,000	2,214,450
Plaquemines, Louisiana Port Harbor and Terminal District Marine Terminal Facilities Revenue Refunding - Teco Energy Project, 5.00%, Due 9/01/07:
Series A	100,000	100,500
Series D	900,000	904,500

		4,103,588
Maryland 0.8%
Tax Exempt Municipal Infrastructure Improvement Trust Revenue, 3.80%, Due 5/01/08 (e) (i)	1,000,000	1,016,250
Massachusetts 2.4%
Massachusetts Development Finance Agency Revenue - Developmental Disabilities, Inc. Project, 6.25%, Due 6/01/08	410,000	412,562
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project:
5.25%, Due 7/01/06	1,250,000	1,295,313
5.25%, Due 7/01/07	1,000,000	1,053,750
Massachusetts Industrial Finance Agency Resources Recovery Revenue Refunding - Ogden Haverhill Project, 4.95%, Due 12/01/06	500,000	514,375

		3,276,000

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Missouri 3.5%
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	$895,000	$908,980
Ellisville, Missouri IDA IDR Refunding - Gambrill Gardens Project, 5.20%, Due 6/01/06	135,000	134,494
Hazelwood, Missouri IDA Tax Increment Revenue Refunding - Missouri Bottom Road Development Project, 3.875%, Due 8/01/18	1,500,000	1,490,625
I-470 & 350 Transportation Development District Transportation Revenue, 5.20%, Due 5/01/06	375,000	380,625
Missouri Environmental Improvement and Energy Resources Authority PCR Refunding - Wyeth Corporation Project, 5.80%, Due 9/01/09	800,000	889,000
Nevada, Missouri Hospital Revenue - Nevada Regional Medical Center Project, 6.00%, Due 10/01/07	915,000	933,300

		4,737,024
Nebraska 1.4%
Nebraska Public Power District Capital Appreciation Revenue, Zero %, Due 1/01/07 (e)	2,000,000	1,905,000
Nevada 1.6%
Clark County, Nevada Improvement District Refunding, 4.10%, Due 2/01/08	630,000	635,512
Las Vegas, Nevada Paiute Tribe Revenue, 4.65%, Due 11/01/05 (e)	1,500,000	1,527,915

		2,163,427
New Hampshire 0.5%
New Hampshire Health and EFA Revenue - Elliot Hospital Project, 4.25%, Due 10/01/08	600,000	618,000
New Jersey 1.5%
New Jersey EDA Cigarette Tax Revenue:
5.00%, Due 6/15/08	500,000	537,500
5.625%, Due 6/15/17	250,000	261,563
New Jersey EDA First Mortgage Revenue Refunding - Winchester Gardens Project, 2.60%, Due 11/01/05	400,000	396,128
New Jersey Health Care Facilities Financing Authority Revenue - Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	800,000	833,680

		2,028,871
New Mexico 0.9%
Albuquerque, New Mexico Industrial Revenue Refunding - MCT Industries, Inc. Project, 3.75%, Due 4/01/10 (e)	890,000	914,475
New Mexico Educational Assistance Foundation Student Loan Revenue, 6.00%, Due 12/01/08	350,000	357,465

		1,271,940
New York 7.1%
Bethlehem, New York GO Refunding - Water System Project, 5.25%, 3/01/08 (b) (e)	475,000	498,750
Nassau County, New York Industrial Development Agency Civic Facility Revenue:
North Shore Health System Project, 5.625%, Due 11/01/10	815,000	895,481
Special Needs Facilities Pooled Program Project, 6.50%, Due 7/01/06	375,000	379,219
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project, Zero %, Due 6/01/08	$1,650,000	$1,423,125
New York, New York City Industrial Development Agency Civic Facility Revenue:
Polytechnic University Project, 5.125%, Due 11/01/06	435,000	434,456
Special Needs Facilities Pooled Program Project, 3.05%, Due 7/01/09 (e)	1,000,000	983,750
New York, New York City Industrial Development Agency Special Facilities Revenue - Continental Airlines, Inc. Project, 7.25%, Due 11/01/08	185,000	185,000
Suffolk County, New York Industrial Development Agency Civic Facility Revenue:
6.50%, Due 7/01/06	205,000	207,306
6.875%, Due 7/01/10	165,000	170,363
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/09	275,000	275,784
5.00%, Due 6/01/10	2,000,000	2,034,620
5.00%, Due 6/01/11	1,000,000	1,043,750
United Nations Development Corporation Revenue Refunding, 4.00%, Due 7/01/07	1,035,000	1,080,281

		9,611,885
Ohio 2.4%
Athens County, Ohio Hospital Facilities Revenue Refunding - O’Bleness Memorial Hospital Project, 5.00%, Due 11/15/08	1,000,000	1,017,500
Carroll, Ohio Water and Sewer District GO, 6.25%, Due 12/01/10	880,000	938,300
Cleveland, Ohio Airport Special Revenue Refunding - Continental Airlines, Inc. Project, 5.50%, Due 12/01/08	300,000	287,625
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 5.46%, Due 10/01/37 (f) (g)	104,374	1
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.50%, Due 2/15/08	700,000	753,375
Medina County, Ohio Economic Development First Mortgage MFHR - Camelot Place, Ltd. Project, 8.10%, Due 10/01/13 (f)	240,000	242,100

		3,238,901
Oklahoma 0.9%
Citizen Potawatomi Nation Senior Obligation Tax Revenue, 4.15%, Due 9/01/06	305,000	306,525
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	825,000	861,094

		1,167,619
Pennsylvania 3.2%
Delaware County, Pennsylvania IDA Revenue Refunding - Resources Recovery Facility Project, 6.10%, Due 7/01/13	500,000	536,875
Lehigh County, Pennsylvania General Purpose Authority Revenue - KidsPeace Obligated Group Project:
5.80%, Due 11/01/12	500,000	479,375
5.80%, Due 11/01/12 (e)	500,000	525,000
Ontelaunee Township, Pennsylvania Municipal Authority Sewer Revenue, 4.25%, Due 11/15/05	500,000	511,860

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Pennsylvania Higher EFA Health Services Revenue - University of Pennsylvania Project, 5.60%, Due 1/01/10	$750,000	$784,688
Pennsylvania Higher EFA Revenue - Independent Colleges and Universities of Pennsylvania Project, 5.00%, Due 11/01/11	500,000	513,750
Susquehanna, Pennsylvania Area Regional Airport Authority Airport Facilities Revenue - AERO Harrisburg LLC Project, 5.25%, Due 1/01/09	1,035,000	1,014,300

		4,365,848
South Carolina 2.8%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue, Zero %, Due 1/01/27	1,500,000	217,500
Greenville County, South Carolina Revenue - Donaldson Industrial Air Park Project, 5.50%, Due 4/01/11	400,000	401,500
South Carolina Jobs EDA Hospital Facilities Revenue Refunding - Palmetto Health Alliance Project, 4.75%, Due 8/01/07	1,000,000	1,045,000
South Carolina Ports Authority Ports Revenue, 7.80%, Due 7/01/09 (c) (h)	1,000,000	1,145,000
York County, South Carolina PCR - Bowater, Inc. Project, 7.625%, Due 3/01/06	1,000,000	1,038,750

		3,847,750
Texas 2.6%
Decatur, Texas Hospital Authority Revenue - Wise Regional Health System Project, 3.625%, Due 9/01/06	200,000	199,250
De Soto, Texas IDA IDR - Wintergreen Commercial Partnership Project, 7.00%, Due 1/01/17 (f)	1,161,536	1,074,421
Metro Health Facilities Development Corporation Revenue - Wilson N. Jones Memorial Hospital Project, 6.375%, Due 1/01/07	1,000,000	1,001,250
Tom Green County, Texas Health Facilities Development Corporation Hospital Revenue - Shannon Health System Project, 5.60%, Due 5/15/06	875,000	891,406
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	315,000	326,419

		3,492,746
Utah 0.9%
Mountain Regional Water Improvement District Number 2002-1 Special Service Assessment, 6.25%, Due 12/01/08	1,200,000	1,201,500
Vermont 0.8%
Vermont Educational and Health Buildings Financing Agency Revenue:
Health Care Facility-Copley Manor Project, 5.40%, Due 4/01/06 (f) (g)	455,000	318,500
Vermont Council of Developmental and Mental Health Project, 6.20%, Due 12/15/05	685,000	702,125

		1,020,625
Virgin Islands 0.8%
Virgin Islands Public Finance Authority Revenue:
6.00%, Due 10/01/06	500,000	522,500
6.00%, Due 10/01/07	500,000	532,500

		1,055,000
Virginia 1.5%
Pittsylvania County, Virginia IDA Exempt Facility Revenue - Multitrade of Pittsylvania Project, 7.50%, Due 1/01/14	$2,000,000	$2,054,120
Washington 2.3%
Port Longview, Washington IDC Solid Waste Disposal Revenue - Weyerhaueser Company Project, 6.875%, Due 10/01/08	1,500,000	1,672,500
Skagit County, Washington Public Hospital District Revenue Refunding, 4.00%, Due 12/01/06	1,390,000	1,410,850

		3,083,350
Wisconsin 3.8%
Badger Tobacco Asset Securitization Corporation Revenue, 5.75%, Due 6/01/12	1,000,000	1,021,250
Wisconsin Health and EFA Revenue - Beaver Dam Community Hospitals, Inc. Project:
4.25%, Due 8/15/08	300,000	298,875
4.50%, Due 8/15/09	200,000	199,250
Wisconsin Health and EFA Revenue:
Bellin Memorial Hospital, Inc. Project, 5.00%, Due 2/15/09	855,000	878,512
Divine Savior Hospital Project, 4.80%, Due 6/01/06	25,000	25,531
Lutheran Home Project, 7.00%, Due 9/01/25	30,000	30,075
Wisconsin Health and EFA Revenue - National Regency of New Berlin, Inc. Project:
7.75%, Due 8/15/15	865,000	877,975
8.00%, Due 8/15/25	970,000	991,825
Wisconsin Health and EFA Revenue - Tomah Memorial Hospital, Inc. Project:
3.875%, Due 7/01/06	100,000	100,500
4.125%, Due 7/01/07	130,000	130,650
Wisconsin Health and EFA Revenue Refunding - Three Pillars Senior Communities Project, 5.00%, Due 8/15/10	500,000	533,750

		5,088,193
Wyoming 0.8%
Teton County, Wyoming Hospital District Hospital Revenue - St. Johns Medical Center Project, 5.25%, Due 12/01/07	1,050,000	1,085,437

Total Municipal Bonds (Cost $101,122,813)		100,248,985

Variable Rate Municipal Bonds 8.5%
Alabama 2.2%
Birmingham, Alabama Special Care Facilities Financing Authority Revenue - Baptist Medical Centers Health System Project, 4.35%, Due 11/15/28 (Mandatory Put at $100 on 7/01/06)	2,900,000	2,932,393
California 1.2%
ABAG Finance Authority for Nonprofit Corporations MFHR Refunding - Archstone Redwood Project, 5.30%, Due 10/01/08	350,000	372,750
California Statewide Communities Development Authority Development Revenue Refunding - Irvine Apartment Communities Project, 5.25%, Due 5/15/25 (Mandatory Put at $100 on 5/15/13)	675,000	708,750

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Fullerton, California Redevelopment Agency COP - Southern California College of Optometry, 5.00%, Due 4/01/34 (Mandatory Put at $100 on 4/01/07) (e)	$500,000	$529,375

		1,610,875
Illinois 0.7%
Illinois DFA IDR - Citizens Utilities Company Project, 4.80%, Due 8/01/25 (Putable at $100 and Rate Reset Effective 8/01/07)	660,000	640,200
Illinois DFA PCR Refunding - Central Illinois Public Service Project, 5.00%, Due 6/01/28 (Mandatory Put at $100 on 12/01/06)	310,000	323,175

		963,375
Kansas 0.8%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Company Project, 4.75%, Due 9/01/15 (Mandatory Put at $100 on 10/01/07)	1,000,000	1,047,500
Massachusetts 0.8%
Boston, Massachusetts IDFA Revenue - Pilot Seafood Project, 5.875%, Due 4/01/30 (Mandatory Put at $100 on 4/01/07) (e)	1,015,000	1,050,525
Michigan 0.4%
Michigan Strategic Fund Solid Waste Disposal Revenue - Waste Management, Inc. Project, 4.20%, Due 12/01/12 (Mandatory Put at $100 on 12/01/05)	550,000	556,936
Ohio 0.0%
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 6.00%, Due 10/01/37 (Rate Reset Effective 1/01/09) (f)	60,158	40,381
Texas 1.0%
Trinity River Authority PCR Revenue - TXU Electric Company Project, 5.00%, Due 5/01/27 (Mandatory Put at $100 on 11/01/06)	1,250,000	1,300,000
West Virginia 0.7%
Putnam County, West Virginia PCR Refunding - Appalachian Power Company Project, 2.80%, Due 5/01/19 (Mandatory Put at $100 on 11/01/06)	1,000,000	1,001,250
Multiple States 0.7%
MMA Financial CDD Senior Securitization Trust Beacon Lakes Pass-Thru Trust, 3.375%, Due 11/01/08 (e)	1,000,000	1,008,750

Total Variable Rate Municipal Bonds (Cost $11,397,289)		11,511,985

Swap Options Purchased 0.0%
Five Year 4.87% Interest Rate Swap, Expires 7/14/05	1,800,000	11,700

Total Swap Options Purchased (Cost $37,440)		11,700

Short-Term Investments (a) 19.6%
Municipal Bonds 7.6%
Alaska 0.3%
Juneau, Alaska City and Borough Nonrecourse Revenue - St. Ann’s Care Center Project, 5.875%, Due 12/01/04	$450,000	$450,225
Colorado 0.1%
Colorado Health Facilities Authority Hospital Revenue - Steamboat Springs Health Care Association Project, 4.70%, Due 9/15/05	85,000	85,795
District of Columbia 0.2%
District of Columbia Revenue - Methodist Home Issue Project, 4.80%, Due 1/01/05	265,000	265,127
Illinois 0.4%
Matteson, Illinois Tax Increment Revenue, 3.00%, Due 12/01/04	580,000	580,325
Iowa 0.4%
Iowa Higher Education Loan Authority RAN, 4.125%, Due 5/24/05	500,000	502,800
Kansas 1.2%
Kansas Independent College Finance Authority RAN - Ottawa University Project, 3.90%, Due 5/02/05	1,600,000	1,602,432
Kentucky 0.1%
Kenton County, Kentucky Airport Board Special Facilities Revenue - Mesaba Aviation, Inc. Project, 6.00%, Due 7/01/05	220,000	218,563
Maine 0.4%
Baileyville, Maine PCR - Georgia-Pacific Corporation Project, 4.75%, Due 6/01/05	500,000	502,160
Maryland 0.6%
Northeast Maryland Waste Disposal Authority Solid Waste Revenue - Montgomery County Resource Recovery Project, 5.90%, Due 7/01/05	765,000	782,886
Massachusetts 1.1%
Montachusett, Massachusetts Regional Transit Authority RAN, 3.00%, Due 6/17/05	1,500,000	1,501,650
Michigan 0.4%
Flint, Michigan Hospital Building Authority Revenue Refunding - Hurley Medical Center Project, 4.80%, Due 7/01/05	615,000	616,113
Missouri 0.2%
Ellisville, Missouri IDA IDR Refunding - Gambrill Gardens Project, 5.10%, Due 6/01/05	125,000	124,875
I-470 & 350 Transportation Development District Transportation Revenue, 5.00%, Due 5/01/05	100,000	100,548

		225,423

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New Hampshire 0.1%
New Hampshire Higher Educational and Health Facilities Authority Revenue - New England College Project, 5.375%, Due 3/01/05	$190,000	$190,264
New York 1.4%
Babylon, New York BAN, 2.50%, Due 1/07/05	1,500,000	1,501,035
Nassau County, New York Industrial Development Agency Civic Facility Revenue - Special Needs Facilities Pooled Program Project, 5.60%, Due 7/01/05	65,000	65,246
New York, New York Industrial Development Agency Civic Facility Revenue - Special Needs Facilities Pooled Project, 5.60%, Due 7/01/05	285,000	286,077

		1,852,358
Oklahoma 0.2%
Citizen Potawatomi Nation Senior Obligation Tax Revenue, 3.40%, Due 9/01/05	240,000	239,635
Texas 0.1%
Decatur, Texas Hospital Authority Revenue - Wise Regional Health System Project, 3.375%, Due 9/01/05	145,000	144,372
Virginia 0.3%
Southeastern Virginia Public Service Authority Revenue, 4.40%, Due 7/01/05	380,000	384,868
Wisconsin 0.1%
Wisconsin Health and EFA Revenue - Tomah Memorial Hospital, Inc. Project, 3.25%, Due 7/01/05	100,000	100,192

Total Municipal Bonds		10,245,188
Variable Rate Municipal Bonds 9.5%
Alabama 1.5%
Jefferson County, Alabama Sewer Revenue - Refunding, 1.65%, Due 2/01/42 (Putable at $100 and Rate Reset Effective 11/24/04)	2,000,000	2,000,000
Arizona 1.3%
Maricopa County, Arizona Pollution Control Corporation PCR Refunding:
Arizona Public Service Company Project, 1.875%, Due 5/01/29 (Mandatory Put at $100 on 3/01/05)	750,000	748,508
El Paso Electric Company Project, 6.25%, Due 5/01/37 (Mandatory Put at $100 on 8/01/05)	1,000,000	1,027,360

		1,775,868
California 1.1%
California Statewide Communities Development Authority COP - Retirement Housing Foundation Project, 5.603%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (e)	1,500,000	1,500,000
Georgia 0.2%
Burke County, Georgia Development Authority PCR - Georgia Power Company Plant Vogtle Project, 1.75%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 11/10/04)	200,000	200,000
Iowa 0.5%
Cedar Rapids, Iowa First Mortgage Revenue - Cottage Grove Place Project, 5.625%, Due 7/01/28 (Putable at $100 and Rate Reset Effective on 7/01/05; Subject to Remarketing) (f)	$750,000	$732,075
Minnesota 0.7%
Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Special Facilities Revenue - Northwest Airlines Project, 6.50%, Due 4/01/25 (Mandatory Put at $100 on 4/01/05)	1,000,000	980,380
Missouri 0.1%
Missouri Health and EFA Facilities Revenue - Mercy Health System Project, 1.67%, Due 6/01/31 (Putable at $100 and Rate Reset Effective 12/01/04) (e)	200,000	200,000
New Hampshire 0.4%
New Hampshire IDA Revenue - International Paper Project, 3.00%, Due 10/15/06 (Putable at $100 on 10/15/05)	500,000	500,000
Ohio 1.1%
Montgomery County, Ohio Health Care Facilities Revenue Refunding EXTRAS - Friendship Village of Dayton Project, 9.00%, Due 2/01/22 (Putable at $100 on 2/01/05; Subject to Remarketing) (f)	1,050,000	997,500
Ohio Air Quality Development Authority PCR Refunding - Toledo Edison Company Project, 3.10%, Due 9/01/33 (Mandatory Put at $100 on 9/01/05)	500,000	499,055

		1,496,555
Oregon 0.4%
Gilliam County, Oregon Solid Waste Disposal Revenue - Waste Management Project, 2.50%, Due 7/01/29 (Mandatory Put at $100 on 5/01/05)	500,000	498,755
South Carolina 0.7%
York County, South Carolina PCR, 1.79%, Due 9/15/24 (Putable at $100 and Rate Reset Effective 11/24/04)	1,000,000	1,000,000
Multiple States 1.5%
Charter Mac Equity Issuer Trust Bonds, 3.25%, Due 3/15/07 (Mandatory Put at $100 on 3/15/05)	2,000,000	2,005,740

Total Variable Rate Municipal Bonds		12,889,373
Municipal Money Market Funds 2.5%
Multiple States
Strong Tax-Free Money Fund (d)	3,350,000	3,350,000

Total Short-Term Investments (Cost $26,159,764)		26,484,561

Total Investments in Securities (Cost $138,717,306) 102.3%		138,257,231
Other Assets and Liabilities, Net (2.3%)		(3,101,181)

Net Assets 100.0%		$135,156,050

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

SWAPS

Open Swap contracts at October 31, 2004 consisted of the following:

Issuer	Notional Amount	Annual Premium Paid	Credit Protection Purchased	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase Credit Protection* (expires 12/20/06)	1,000,000	0.48%	$1,000,000	$(4,779)

*	Protection against credit rating decline of American Electric Power Company, Inc.

STRONG MINNESOTA TAX-FREE FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 94.0%
Minnesota 92.0%
Aitkin County, Minnesota COP, 5.80%, Due 2/01/08	$20,000	$21,275
Bloomington, Minnesota Independent School District Number 271 GO:
5.00%, Due 2/01/15	50,000	53,875
5.00%, Due 2/01/18	100,000	105,875
Brainerd, Minnesota Independent School District Number 181, 5.375%, Due 2/01/18 (e)	105,000	117,994
Burnsville, Minnesota Hospital System Revenue - Fairview Community Hospitals Project, Zero %, Due 5/01/12 (h)	230,000	150,650
Carver County, Minnesota Housing and Redevelopment Authority MFHR - Lake Grace Apartments Project, 6.00%, Due 7/01/28	80,000	81,900
Chaska, Minnesota Independent School District Number 112 GO Refunding, 5.00%, Due 2/01/16	100,000	106,375
Clay County, Minnesota Housing and Redevelopment Authority Lease Revenue Refunding, 5.15%, Due 2/01/13	25,000	25,969
Dakota County, Minnesota Community Development Agency Governmental Housing GO - Apple Valley and Lakeville Senior Housing Project, 5.30%, Due 1/01/09	50,000	53,125
Dakota County, Minnesota GO, 5.00%, Due 2/01/11	50,000	55,438
Elk River, Minnesota Independent School District Number 728 GO, 5.375%, Due 2/01/17	60,000	64,200
Hastings, Minnesota Health Care Facility Revenue - Regina Medical Center, 4.80%, Due 9/15/10 (e)	55,000	57,475
Hennepin County, Minnesota GO, 5.00%, Due 12/01/20	20,000	21,325
Hopkins, Minnesota Housing and Redevelopment Authority Public Facility Lease Revenue - Police Station Improvements Project, 4.05%, Due 2/01/20	15,000	14,887
Lakeville, Minnesota Independent School District Number 194 GO Refunding, 5.00%, Due 2/01/14 (e)	50,000	55,438
Marshall, Minnesota Medical Center Gross Revenue - Weiner Memorial Medical Center Project, 6.00%, Due 11/01/28	100,000	105,125
Minneapolis and St. Paul, Minnesota Housing and Redevelopment Authority Health Care System Revenue:
Healthpartners Obligation Group Project, 5.875%, Due 12/01/29	$100,000	$103,375
Healthspan Health System Project, 4.75%, Due 11/15/18 (e)	45,000	46,062
Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Airport Revenue (e):
5.00%, Due 1/01/22	50,000	51,812
5.125%, Due 1/01/25	20,000	20,725
Minneapolis, Minnesota Art Center Facilities Revenue - Walker Art Center Project, 5.125%, Due 7/01/21	165,000	174,694
Minneapolis, Minnesota GO:
4.60%, Due 12/01/12	25,000	26,281
5.00%, Due 12/01/22	20,000	21,200
Minneapolis, Minnesota Health Care System Revenue, 5.75%, Due 11/15/32	25,000	26,531
Minneapolis, Minnesota Hospital Revenue (h):
Children’s Health Center Project, 7.00%, Due 8/01/13	35,000	43,225
St. Mary’s Hospital and Rehabilitation Project, 10.00%, Due 6/01/13	10,000	13,075
Minneapolis, Minnesota New Public Housing Authority Revenue:
5.00%, Due 4/01/10	125,000	134,063
5.25%, Due 9/01/12	15,000	16,087
Minneapolis, Minnesota Special School District Number 1 COP, 5.00%, Due 2/01/09 (e)	15,000	16,481
Minnesota Agricultural and Economic Development Board EDR - Evangelical Lutheran Project:
6.00%, Due 2/01/22	80,000	85,100
6.625%, Due 8/01/25	25,000	26,938
Minnesota GO:
5.00%, Due 10/01/12	50,000	55,750
5.00%, Due 10/01/14	30,000	33,150
5.25%, Due 8/01/15	50,000	54,750
Minnesota Higher EFA Revenue:
Gustavus Adolphus College Project, 4.75%, Due 10/01/10	25,000	26,594
Hamline University Project, 5.65%, Due 10/01/07	50,000	53,188
St. John’s University Project, 5.00%, Due 10/01/16	150,000	161,062
Minnesota Housing Finance Agency SFMR, 5.90%, Due 7/01/25	5,000	5,106
Minnesota Public Facilities Authority Water PCR:
5.00%, Due 3/01/09	25,000	26,594
5.00%, Due 3/01/16	50,000	54,062
5.25%, Due 3/01/17	50,000	54,500
Monticello - Big Lake, Minnesota Community Hospital District Gross Revenue, 5.75%, Due 12/01/19 (e)	150,000	165,750
Osseo, Minnesota Independent School District Number 279 GO Refunding:
4.10%, Due 2/01/12	20,000	21,000
4.75%, Due 2/01/19 (e)	25,000	26,313
5.00%, Due 2/01/10	35,000	38,544
Owatonna, Minnesota Public Utilities Commission Public Utilities Revenue Refunding, 5.00%, Due 1/01/15 (e)	150,000	165,937

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG MINNESOTA TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Ramsey County, Minnesota GO, 5.25%, Due 2/01/12	$100,000	$112,125
Rochester, Minnesota Health Care Facilities Revenue - Mayo Medical Center Project, 5.875%, Due 11/15/08	20,000	22,700
Roseville, Minnesota Independent School District Number 623 GO, 5.00%, Due 2/01/17 (e)	100,000	108,125
St. Cloud, Minnesota Housing and Redevelopment Authority In and For Revenue - State University Foundation Project, 4.25%, Due 5/01/12	20,000	21,300
St. Paul, Minnesota Housing and Redevelopment Authority MFHR Refunding - Wellington Project, 5.10%, Due 2/01/24 (e)	20,000	20,625
St. Paul, Minnesota Independent School District Number 625 GO, 5.375%, Due 2/01/12 (e)	50,000	55,062
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project:
7.375%, Due 8/01/29	30,000	30,263
8.05%, Due 8/01/21 (Pre-Refunded to $100 on 8/01/08)	20,000	24,100
St. Paul, Minnesota Port Authority IDR (h):
7.10%, Due 11/01/06	10,000	11,000
7.10%, Due 7/01/08	10,000	11,700
St. Paul, Minnesota Port Authority Lease Revenue, 5.25%, Due 12/01/27	20,000	21,175
Sartell, Minnesota Independent School District Number 748 GO, 4.75%, Due 2/01/12 (e)	20,000	21,800
Southeastern Minnesota Multi-County Housing and Redevelopment Authority Revenue Refunding - Lake City Project, 4.25%, Due 8/01/21 (b) (e)	160,000	158,800
Southern Minnesota Municipal Power Agency Power Supply System Revenue:
5.00%, Due 1/01/06 (h)	25,000	25,875
5.25%, Due 1/01/15 (e)	50,000	56,938
Steele County, Minnesota Health Care Facilities Revenue - Elderly Housing Project, 6.625%, Due 6/01/20	125,000	138,281
Stillwater, Minnesota Independent School District Number 834 GO, 5.00%, Due 2/01/09	10,000	10,950
University of Minnesota University Hospital and Clinics Revenue, 6.75%, Due 12/01/16 (h)	95,000	118,512
Washington County, Minnesota Housing and Redevelopment Authority Government Revenue - Briar Pond Project:
4.60%, Due 2/20/06 (e)	25,000	25,313
5.55%, Due 8/20/28	25,000	25,812
Wayzata, Minnesota Independent School District Number 284 GO Refunding, 5.00%, Due 2/01/11	25,000	27,063
Western Minnesota Municipal Power Agency Minnesota Power Supply Revenue:
5.50%, Due 1/01/12 (e)	45,000	47,644
6.375%, Due 1/01/16 (h)	25,000	29,281
6.625%, Due 1/01/16 (h)	70,000	86,362
9.75%, Due 1/01/16 (e) (h)	185,000	277,500
Western Minnesota Municipal Power Agency Minnesota Transmission Revenue, 5.50%, Due 1/01/13 (e)	75,000	84,938
Willmar, Minnesota GO - Rice Memorial Hospital Project, 5.00%, Due 2/01/19 (e)	40,000	43,300
Windom, Minnesota Independent School District Number 177 GO, 4.60%, Due 2/01/15	$20,000	$20,800

		4,476,219
Puerto Rico 2.0%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, 6.00%, Due 7/01/26 (Pre-Refunded to $100 on 7/01/10)	35,000	40,644
Commonwealth of Puerto Rico Highway and Transportation Authority Revenue, 5.25%, Due 7/01/10 (e)	5,000	5,631
Puerto Rico Electric Power Authority Revenue Refunding (e):
5.00%, Due 7/01/16	20,000	22,725
5.25%, Due 7/01/22	25,000	27,187

		96,187

Total Municipal Bonds (Cost $4,458,586)		4,572,406

Short-Term Investments (a) 8.1%
Municipal Bonds 0.6%
Minnesota
Moorhead, Minnesota New Public Housing Authority Revenue, 4.875%, Due 5/01/05	10,000	10,159
Southern Minnesota Municipal Power Agency Power Supply System Revenue, 5.70%, Due 1/01/05 (h)	20,000	20,127

Total Municipal Bonds		30,286
Variable Rate Municipal Bonds 7.5%
Minnesota
Burnsville, Minnesota Housing Revenue - Provence LLC Project, 2.00%, Due 1/01/45 (Putable at $100 and Rate Reset Effective 11/08/04) (e)	50,000	50,000
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project, 2.05%, Due 11/01/26 (Putable at $100 and Rate Reset Effective 11/08/04)	240,000	240,000
Faribault, Minnesota IDR - Apogee Enterprises, Inc. Project, 1.92%, Due 7/01/21 (Putable at $100 and Rate Reset Effective 11/08/04) (e)	30,000	30,000
Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Airport Revenue, 1.81%, Due 1/01/25 (Putable at $100 and Rate Reset Effective 11/08/04) (e)	45,000	45,000

Total Variable Rate Municipal Bonds		365,000

Total Short-Term Investments (Cost $395,135)		395,286

Total Investments in Securities (Cost $4,853,721) 102.1%		4,967,692
Other Assets and Liabilities, Net (2.1%)		(101,198)

Net Assets 100.0%		$4,866,494

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	4	3,063
Options closed	(4)	(3,063)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	$—

STRONG SHORT-TERM MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 57.0%
Alabama 0.8%
Choctaw County, Alabama Revenue, 3.625%, Due 3/01/09 (e)	$2,825,000	$2,860,313
Mobile, Alabama GO, 6.20%, Due 2/15/07 (h)	1,000,000	1,082,500

		3,942,813
Alaska 0.9%
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue:
5.40%, Due 6/01/08	2,500,000	2,559,375
5.60%, Due 6/01/09	600,000	615,750
5.60%, Due 6/01/10	1,375,000	1,414,531

		4,589,656
Arizona 1.0%
White Mountain Apache Tribe Fort Apache Indian Reservation Revenue - Fort Apache Timber Company Project, 6.25%, Due 3/05/12 (f)	3,216,911	3,421,989
Yavapai County, Arizona IDA IDR - Citizens Utilities Company Project, 5.45%, Due 6/01/33 (Called at $101 on 6/01/07)	1,350,000	1,328,062

		4,750,051
California 3.4%
California Department of Water Resources Power Supply Revenue, 5.50%, Due 5/01/07	250,000	269,688
California GO, 6.50%, Due 11/01/07	300,000	336,375
Commerce, California Joint Powers Financing Authority Revenue - Redevelopment Projects, 5.00%, Due 8/01/09 (e):
Series A	710,000	778,337
Series C	220,000	241,175
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.375%, Due 6/01/17	1,365,000	1,416,187
5.50%, Due 6/01/18	1,500,000	1,558,125
5.625%, Due 6/01/20	7,000,000	7,253,750
Pasadena, California Revenue - Huntington Memorial Hospital Project:
4.50%, Due 12/19/06	3,118,115	3,168,784
5.27%, Due 12/19/06	280,211	281,926
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue:
5.00%, Due 3/01/06	680,000	686,800
5.50%, Due 3/01/08	650,000	663,813

		16,654,960
Colorado 1.5%
Colorado EFA and Cultural Revenue - Lutheran High School Association Project, 7.00%, Due 6/01/12	770,000	781,550
Colorado EFA and Cultural Revenue Refunding and Improvement - Denver Academy Project, 5.00%, Due 5/01/08	1,125,000	1,126,406
Colorado Health Facilities Authority Hospital Revenue Refunding - Parkview Medical Center Project, 5.50%, Due 9/01/06	205,000	214,737
Colorado Housing and Finance Authority Revenue, 6.60%, Due 5/01/28 (e)	2,670,000	2,790,150
Garfield County, Colorado Hospital Revenue - Valley View Hospital Association Project (e):
3.50%, Due 5/15/07	830,000	846,600
4.00%, Due 5/15/09	835,000	860,050
Highlands Ranch, Colorado Metropolitan District Number 3 GO, 5.00%, Due 12/01/06 (e)	580,000	608,275

		7,227,768
Connecticut 0.6%
Mashantucket Western Pequot Tribe Subordinated Special Revenue, 5.70%, Due 9/01/12	$1,400,000	$1,485,750
Mohegan Tribe Indians Gaming Authority Public Improvement Revenue, 5.50%, Due 1/01/06	1,630,000	1,664,638

		3,150,388
District of Columbia 0.1%
District of Columbia Tobacco Settlement Financing Corporation Revenue, 5.375%, Due 5/15/10	500,000	506,250
Florida 4.3%
Brevard County, Florida HFA Homeowner Mortgage Revenue Refunding, 6.50%, Due 9/01/22 (e)	290,000	294,266
Brooks of Bonita Springs Community Development District Capital Improvement Revenue, 6.20%, Due 5/01/19	2,500,000	2,584,375
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project, 5.00%, Due 12/01/07	1,255,000	1,350,694
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 8.95%, Due 10/01/33	1,500,000	1,771,875
Dade County, Florida Health Facilities Authority Hospital Revenue - Miami Children’s Hospital Project, 5.00%, 8/01/23 (Pre-Refunded to $100 on 2/01/10)	1,300,000	1,417,000
Duval County, Florida HFA MFHR - Lindsay Terrace Apartments Project, 5.00%, Due 1/01/12 (e)	1,440,000	1,528,200
Escambia County, Florida HFA SFMR Refunding - Multi County Project, 6.95%, Due 4/01/24 (e)	1,920,000	2,052,000
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	1,255,000	1,265,981
Florida State Board of Public Education GO, 6.20%, Due 5/01/06 (h)	1,500,000	1,576,875
Hillsborough County, Florida HFA MFHR - Oaks at Riverview Project, 2.125%, Due 1/01/07	2,500,000	2,487,500
Hillsborough County, Florida IDA Hospital Revenue Refunding - Tampa General Hospital Project:
5.00%, Due 10/01/07	1,000,000	1,060,000
5.00%, Due 10/01/08	750,000	799,687
Manatee County, Florida HFA SFMR Refunding, 6.50%, Due 11/01/23 (e)	490,000	523,075
Miami Beach, Florida Health Facilities Authority Hospital Revenue Refunding - Mount Sinai Medical Center Project, 5.75%, Due 11/15/06	1,500,000	1,524,375
Ocean Highway and Port Authority Solid Waste PCR Refunding - Stone Container Corporation Project, 6.50%, Due 11/01/06	305,000	321,013
Volusia County, Florida EFA Revenue Refunding - Embry-Riddle Aeronautical Project, 2.50%, Due 10/15/06 (e)	745,000	745,931

		21,302,847
Georgia 1.0%
Dalton, Georgia School District Lease Revenue, 4.20%, Due 8/01/13 (f)	3,110,489	3,164,922

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Gainesville, Georgia School District Lease Revenue, 4.20%, Due 3/01/13 (f)	$993,584	$1,010,972
Putnam County, Georgia School District Lease Revenue, 4.20%, Due 3/01/13 (f)	585,846	596,098

		4,771,992
Illinois 3.2%
Alton, Illinois Hospital Facility Revenue Refunding - St. Anthony’s Health Center Project, 5.50%, Due 9/01/06	435,000	437,719
Aurora, Illinois Tax Increment Revenue, 4.90%, Due 12/30/11	2,600,000	2,648,750
Champaign County, Illinois Community Unit Urbana School District Number 116 GO, Zero %, Due 1/01/14 (Pre-Refunded to $79.773 on 1/01/10) (e)	1,400,000	952,000
Chicago, Illinois Transit Authority Capital Revenue, 4.25%, Due 6/01/08 (e)	5,910,000	6,004,796
Godley, Illinois Park District GO, 3.65%, Due 12/01/05	340,000	344,818
Illinois DFA Revenue - Community Rehabilitation Providers Facilities Project, 4.90%, Due 7/01/07	145,000	144,819
Illinois Health Facilities Authority Revenue - Memorial Medical Center Systems Project, 5.25%, Due 10/01/09 (e)	625,000	689,062
Illinois Health Facilities Authority Revenue Refunding - Advocate Health Care Project, 5.30%, Due 8/15/07	630,000	676,463
Mc Henry and Kane Counties, Illinois Community Consolidated School District Number 158 Capital Appreciation GO - School Building Project, Zero %, Due 1/01/09 (e)	2,000,000	1,762,500
University of Illinois COP - Utility Infrastructure Projects, 5.00%, Due 8/15/09 (e)	1,740,000	1,920,525

		15,581,452
Iowa 0.2%
Tobacco Settlement Authority of Iowa Tobacco Settlement Revenue, 5.50%, Due 6/01/11	785,000	795,794
Louisiana 1.3%
Calcasieu Parish, Louisiana IDB PCR Refunding - Entergy Gulf States, Inc. Project, 5.45%, Due 7/01/10	950,000	964,193
Epps, Louisiana COP, 7.25%, Due 6/01/09	2,050,000	2,083,312
Orleans Parish, Louisiana School Board Compound Interest GO, Zero %, Due 2/01/08 (e) (h)	4,000,000	3,420,000

		6,467,505
Maryland 0.9%
Tax Exempt Municipal Infrastructure Improvement Trust Revenue (i):
3.80%, Due 5/01/08 (e)	3,000,000	3,048,750
4.05%, Due 11/01/08	1,500,000	1,500,000

		4,548,750
Massachusetts 1.8%
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project:
5.25%, Due 7/01/06	1,500,000	1,554,375
5.25%, Due 7/01/07	2,510,000	2,644,913
5.875%, Due 7/01/08	750,000	811,875
Massachusetts Health and EFA Revenue - Eye and Ear Infirmary Project, 5.25%, Due 7/01/09 (e)	$75,000	$826,344
Massachusetts Industrial Finance Agency Water Treatment Revenue - Massachusetts-American Hingham Project, 6.25%, Due 12/01/10	2,980,000	3,160,350

		8,997,857
Michigan 0.6%
Wayne Charter County, Michigan Airport Revenue - Detroit Metropolitan Wayne County Project, 5.50%, Due 12/01/08 (e)	2,500,000	2,750,000
Minnesota 1.1%
Minnesota COP, 3.50%, Due 6/30/07	1,878,626	1,892,002
Minnesota GO - Duluth Airport Lease Revenue Project, 6.25%, Due 8/01/14	500,000	515,870
Minnesota Higher EFA Revenue - Hamline University Project, 5.65%, Due 10/01/07	125,000	132,969
St. Paul, Minnesota Housing and Redevelopment Authority Parking Revenue - Allina Health System Gold Ramp Project, 4.95%, Due 3/01/06	2,000,000	2,057,500
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project, 7.375%, Due 8/01/29	620,000	625,425

		5,223,766
Mississippi 0.2%
Alcorn County, Corinth, Mississippi Hospital Revenue Refunding - Magnolia Regional Health Center Project, 5.75%, Due 10/01/13 (e)	1,000,000	1,050,680
Missouri 3.1%
Boone County, Missouri Hospital Revenue - Boone Hospital Center Project, 4.375%, Due 8/01/14	650,000	669,500
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	3,195,000	3,244,906
Hazelwood, Missouri IDA Tax Increment Revenue Refunding - Missouri Bottom Road Development Project, 3.875%, Due 8/01/18	5,500,000	5,465,625
Missouri Health and EFA School District Advance Funding Program - St. Louis School District Project, 3.25%, Due 11/14/05	5,000,000	5,058,105
Springfield, Missouri Land Clearance Redevelopment Authority Industrial Revenue Refunding - University Plaza Project, 6.30%, Due 10/01/06	775,000	775,232

		15,213,368
Montana 0.7%
Billings, Montana Tax Incremental Urban Renewal Refunding:
2.96%, Due 3/01/06	1,260,000	1,258,425
3.38%, Due 3/01/07	1,300,000	1,303,250
3.80%, Due 3/01/08	995,000	1,002,463

		3,564,138
New Hampshire 0.4%
New Hampshire Health and EFA Revenue - Southern New Hampshire Medical Center Project:
3.00%, Due 10/01/06	490,000	494,900
4.00%, Due 10/01/07	1,420,000	1,480,350

		1,975,250

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New Jersey 1.4%
New Jersey EDA Cigarette Tax Revenue:
5.00%, Due 6/15/08	$600,000	$645,000
5.625%, Due 6/15/17	750,000	784,687
5.625%, Due 6/15/18	910,000	957,775
New Jersey Health Care Facilities Financing Authority Revenue:
Jersey City Medical Center Project, 4.80%, Due 8/01/21 (e)	1,500,000	1,575,000
Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	850,000	885,785
Tobacco Settlement Financing Corporation Revenue, 4.375%, Due 6/01/19	1,500,000	1,492,500
Union County, New Jersey Industrial PCFA PCR Refunding - Wyeth Project, 5.80%, Due 9/01/09	500,000	550,625

		6,891,372
New Mexico 0.1%
New Mexico Educational Assistance Foundation Student Revenue Refunding, 7.05%, Due 3/01/10	360,000	371,966
New York 6.3%
Bethlehem, New York GO Refunding - Water System Project (b) (e):
5.00%, 3/01/07	455,000	470,925
5.25%, 3/01/09	500,000	525,625
Dutchess County, New York Resource Recovery Agency Solid Waste System Revenue, 5.00%, Due 1/01/10 (e)	2,685,000	2,846,100
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project, Zero %, Due 6/01/08	4,600,000	3,967,500
New York, New York GO:
6.125%, Due 8/01/06	220,000	234,300
8.25%, Due 6/01/06	700,000	766,500
New York, New York Industrial Development Agency Civic Facility Revenue - Special Needs Facilities Pooled Program Project, 6.50%, Due 7/01/06	1,200,000	1,213,500
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/07	7,500,000	7,978,125
5.00%, Due 6/01/09	1,230,000	1,233,506
5.00%, Due 6/01/10	4,500,000	4,577,895
5.00%, Due 6/01/11	6,890,000	7,191,437

		31,005,413
North Carolina 0.6%
North Carolina Eastern Municipal Power Agency Power System Revenue, 6.00%, Due 1/01/09	2,000,000	2,150,000
North Carolina Eastern Municipal Power Agency Power System Revenue Refunding, 6.00%, Due 1/01/06 (e)	790,000	821,600
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue, 7.25%, Due 1/01/07	115,000	126,069

		3,097,669
Ohio 0.8%
Beavercreek, Ohio City School District TAN, 4.00%, Due 12/01/05	2,070,000	2,094,612
Franklin County, Ohio EDR Refunding - Capitol South Community Urban Program, 4.85%, Due 6/01/06	1,330,000	1,373,225
Montgomery County, Ohio Hospital Facilities Revenue - Kettering Medical Center Project, 6.00%, Due 4/01/08	$500,000	$548,750

		4,016,587
Oklahoma 1.0%
Kingfisher, Oklahoma Revenue - Kingfisher Public Schools Project, 4.10%, Due 9/01/09	1,000,000	1,022,500
Okarche, Oklahoma EDA Educational Facilities Lease Revenue - Chickasha Public Schools Project, 4.50%, Due 9/01/08	2,005,000	2,097,731
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	450,000	469,688
Pottawatomie County, Oklahoma Facilities Authority Educational Facilities Lease Revenue - Harrah Public Schools Project, 3.35%, Due 9/01/08	1,120,000	1,125,600

		4,715,519
Pennsylvania 4.4%
Allegheny County, Pennsylvania Airport Revenue Refunding - Pittsburgh International Airport, 5.75%, Due 1/01/07 (e)	1,515,000	1,611,581
Delaware County, Pennsylvania IDA Revenue Refunding - American Ref-Fuel Corporation Resources Recovery Facility Project, 6.10%, Due 7/01/13	1,475,000	1,583,781
Grove City, Pennsylvania Area Hospital Authority - United Community Hospital Project, 4.75%, Due 7/01/06	660,000	671,550
Pennsylvania EDFA Revenue - Northwestern Human Services Project, 4.875%, Due 6/01/08 (e)	3,295,000	3,500,937
Pennsylvania Higher EFA Health Services Revenue - University of Pennsylvania Project:
5.60%, Due 1/01/10	4,000,000	4,170,000
6.00%, Due 1/01/06	1,750,000	1,822,188
Pennsylvania Higher EFA Revenue - Independent Colleges and Universities of Pennsylvania Project, 5.00%, Due 11/01/11	2,080,000	2,137,200
Philadelphia, Pennsylvania Authority for Industrial Development Airport Revenue - Philadelphia Airport System Project, 5.00%, Due 7/01/08 (e)	3,885,000	4,181,231
Philadelphia, Pennsylvania Hospitals - Jeanes Health System Project, 6.60%, Due 7/01/10	1,715,000	1,862,919

		21,541,387
Puerto Rico 0.6%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, 5.75%, Due 7/01/20 (Pre-Refunded to $100 on 7/01/10)	440,000	488,400
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project:
5.00%, Due 2/01/07	300,000	315,000
5.00%, Due 2/01/08	925,000	980,500
5.00%, Due 12/01/08	390,000	416,812
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue Refunding - Ana G. Mendez University System Project:
4.50%, Due 12/01/05	340,000	346,596
4.50%, Due 12/01/06	355,000	367,869

		2,915,177

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
South Carolina 0.9%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project, Zero %, Due 1/01/28	$2,835,000	$375,638
South Carolina Jobs EDA Hospital Facilities Revenue Refunding - Palmetto Health Alliance Project:
4.50%, Due 8/01/06	235,000	240,875
5.00%, Due 8/01/08	760,000	801,800
South Carolina Ports Authority Ports Revenue (h):
7.70%, Due 7/01/06	1,205,000	1,314,956
7.80%, Due 7/01/09	1,255,000	1,436,975

		4,170,244
South Dakota 0.3%
South Dakota EDFA EDR - Angus Project:
4.25%, Due 4/01/08	225,000	234,281
4.50%, Due 4/01/09	260,000	272,675
South Dakota EDFA EDR - McEleeg Project, 4.375%, Due 4/01/11	730,000	743,687
South Dakota Health and EFA Revenue - Sioux Valley Hospital and Health System Project, 5.00%, Due 11/01/05	345,000	354,450

		1,605,093
Tennessee 0.8%
Citizens Gas Utility District Gas Revenue Refunding, 5.15%, Due 1/01/09 (e) (h)	335,000	340,105
Knox County, Tennessee Health, Educational and Housing Facilities Revenue Refunding - Catholic Healthcare Project, 4.50%, Due 10/01/06	895,000	928,563
Shelby County, Tennessee Health, Educational, and Housing Facilities Board Revenue - Baptist Memorial Healthcare Project, 5.00%, Due 9/01/07	2,500,000	2,662,500

		3,931,168
Texas 4.1%
Anson, Texas Education Facilities Corporation Student Housing Revenue - University of Texas - Waterview Park Project, 4.00%, Due 1/01/08 (e)	630,000	647,325
Austin, Texas Utility System Revenue Refunding, 5.375%, Due 11/15/05	1,110,000	1,123,331
Bexar County, Texas Revenue - Venue Project, 5.75%, Due 8/15/22 (e)	9,000,000	9,855,000
Falcons Lair, Texas Utility and Reclamation District COP, 7.10%, Due 10/15/06 (f) (g)	5,855,000	1,463,750
Gateway Public Facility Corporation MFHR - Stonegate Villas Apartments Project, 3.875%, Due 1/01/10 (e)	970,000	991,825
Houston, Texas Airport System Special Facilities Revenue - People Mover Project, 5.375%, Due 7/15/09 (e)	2,695,000	2,883,650
Odessa, Texas Housing Authority MFMR - Section 8 Assisted Project, 6.375%, Due 10/01/11	2,455,000	2,430,450
San Angelo, Texas Independent School District GO Refunding, Zero %, Due 2/15/06 (e)	100,000	97,000
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	530,000	549,212

		20,041,543
Utah 0.7%
Davis County, Utah School District Lease Purchase Revenue, 3.00%, Due 9/07/08	$2,040,035	$2,040,035
Mountain Regional Water Improvement District Number 2002-1 Special Service Assessment, 6.25%, Due 12/01/08	1,300,000	1,301,625

		3,341,660
Virgin Islands 1.2%
Virgin Islands Public Finance Authority Revenue:
5.50%, Due 10/01/06 (e)	3,315,000	3,493,181
6.00%, Due 10/01/06	1,000,000	1,045,000
6.00%, Due 10/01/07	1,250,000	1,331,250

		5,869,431
Virginia 0.9%
Pittsylvania County, Virginia IDA Exempt Facility Revenue - Multitrade of Pittsylvania Project, 7.50%, Due 1/01/14	4,500,000	4,621,770
Washington 0.5%
Snohomish County, Washington Public Hospital District Number 3 GO, 6.00%, Due 6/01/10	205,000	218,069
Tobacco Settlement Authority of Washington Tobacco Settlement Revenue, 5.00%, Due 6/01/08	1,350,000	1,363,500
Walla Walla, Washington Housing Authority Revenue - Wilbur Manor Project, 6.25%, Due 12/01/11	1,015,000	1,008,656

		2,590,225
West Virginia 0.5%
Ohio County, West Virginia Building Commission Revenue - Ohio Valley Medical Center Project, 7.00%, Due 10/01/10 (h)	360,000	414,000
Weirton, West Virginia Municipal Hospital Building Commission Revenue - Weirton Medical Center Project, 4.50%, Due 12/01/05	1,045,000	1,058,031
West Virginia Public Energy Authority Energy Revenue - Morgantown Associates Project, 5.05%, Due 7/01/08 (e)	1,170,000	1,203,638

		2,675,669
Wisconsin 4.8%
Badger Tobacco Asset Securitization Corporation Revenue:
5.00%, Due 6/01/08	300,000	303,000
5.00%, Due 6/01/09	605,000	607,269
5.50%, Due 6/01/10	2,260,000	2,302,375
5.75%, Due 6/01/11	70,000	71,925
5.75%, Due 6/01/12	2,000,000	2,042,500
Forest County, Wisconsin Potawatomie Community General Credit Revenue Refunding - Health Center Project, 6.00%, Due 12/01/09	5,165,000	5,423,457
Oshkosh, Wisconsin IDR - Don Evans, Inc. Project (e):
4.85%, Due 12/01/07	570,000	589,950
5.05%, Due 12/01/08	605,000	628,444
5.20%, Due 12/01/09	650,000	676,813
Pleasant Prairie, Wisconsin Water and Sewer System Revenue BAN, 4.00%, Due 10/01/07	3,935,000	4,082,562
Stevens Point, Wisconsin Community Development Authority Housing Mortgage Revenue, 6.50%, Due 9/01/09 (h)	25,000	27,563

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Wisconsin Health and EFA Revenue:
Bellin Memorial Hospital, Inc. Project, 5.00%, Due 2/15/09	$1,000,000	$1,027,500
Divine Savior Healthcare Project, 4.45%, Due 5/01/07 (e)	175,000	181,563
Wisconsin Health and EFA Revenue - Marshfield Clinic Project:
4.50%, Due 2/15/06	200,000	202,750
5.75%, Due 2/15/07	350,000	366,625
Wisconsin Health and EFA Revenue - National Regency of New Berlin, Inc. Project:
7.75%, Due 8/15/15	3,045,000	3,090,675
8.00%, Due 8/15/25	990,000	1,012,275
Wisconsin Health and EFA Revenue Refunding - Three Pillars Senior Communities Project, 5.00%, Due 8/15/10	1,000,000	1,067,500

		23,704,746

Total Municipal Bonds (Cost $280,960,702)		280,171,924

Variable Rate Municipal Bonds 14.2%
Alabama 1.0%
Birmingham, Alabama Baptist Medical Center Special Care Facilities Financing Authority Revenue - Baptist Health System Project, 4.35%, Due 11/15/16 (Mandatory Put at $100 on 7/01/06)	370,000	370,570
Birmingham, Alabama Special Care Facilities Financing Authority Revenue - Baptist Medical Centers Health System Project, 4.35%, Due 11/15/28 (Mandatory Put at $100 on 7/01/06)	4,630,000	4,681,717

		5,052,287
Arizona 0.5%
Maricopa County, Arizona IDA IDR - Citizens Utilities Company Project, 4.75%, Due 8/01/20 (Putable at $100 and Rate Reset Effective 8/01/07)	1,215,000	1,177,031
Santa Cruz County, Arizona IDA IDR - Citizens Utilities Company Project, 4.75%, Due 8/01/20 (Putable at $100 and Rate Reset Effective on 8/01/07)	1,265,000	1,225,469

		2,402,500
California 1.4%
ABAG Finance Authority for Nonprofit Corporations MFHR Refunding - United Dominion Project, 6.25%, Due 8/15/30 (Mandatory Put at $100 on 8/15/08)	2,000,000	2,182,500
Fullerton, California Redevelopment Agency COP - Southern California College of Optometry, 5.00%, Due 4/01/34 (Mandatory Put at $100 on 4/01/07) (e)	4,500,000	4,764,375

		6,946,875
Florida 0.3%
Hillsborough County, Florida IDA PCR Refunding - Tampa Electric Company Project, 4.25%, Due 11/01/20 (Mandatory Put at $100 on 8/01/07)	1,600,000	1,638,000
Illinois 1.8%
Illinois DFA IDR - Citizens Utilities Company Project, 4.80%, Due 8/01/25 (Putable at $100 and Rate Reset Effective 8/01/07)	340,000	329,800
Illinois DFA PCR Refunding - Central Illinois Public Service Project, 5.00%, Due 6/01/28 (Mandatory Put at $100 on 12/01/06)	$2,500,000	$2,606,250
Illinois Health Facilities Authority Revenue - Hospital Sisters Services, Inc. Project, 4.00%, Due 12/01/22 (Putable at $100 and Rate Reset Effective 12/01/06) (e)	5,500,000	5,678,750

		8,614,800
Kansas 0.8%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Company Project, 4.75%, Due 9/01/15 (Mandatory Put at $100 on 10/01/07):
Series A	2,000,000	2,095,000
Series B	1,605,000	1,681,237

		3,776,237
New York 1.1%
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue, 5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)	5,000,000	5,425,000
Ohio 0.3%
Perry County, Ohio Nursing Facilities Revenue Refunding - New Lexington Health Care Project, 4.75%, Due 9/01/10 (Mandatory Put at $100 on 9/01/06) (e)	1,600,000	1,600,000
Pennsylvania 0.8%
Pennsylvania Housing Finance Agency SFMR, 2.28%, Due 6/01/08 (Rate Reset Effective 11/10/04) (e)	3,923,077	3,923,077
Tennessee 0.8%
Shelby County, Tennessee Health, Educational, and Housing Facilities Board Revenue - Baptist Memorial Healthcare Project, 5.00%, Due 9/01/24 (Mandatory Put at $100 on 10/01/08)	3,650,000	3,910,063
Texas 3.5%
Brazos River Authority Collateralized PCR Refunding - Texas Utilities Electric Company Project, 5.05%, Due 6/01/30 (Mandatory Put at $100 on 6/19/06)	1,440,000	1,479,600
Brazos River Authority PCR Refunding - TXU Electric Company Project, 5.75%, Due 5/01/36 (Mandatory Put at $100 On 11/01/11)	645,000	702,244
Lancaster, Texas HFC MFHR - Pleasant Creek Corners Project (f):
3.42%, Due 6/15/06	2,627,175	2,364,457
3.7763%, Due 6/15/06	332,000	298,800
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company Project, 4.55%, Due 11/01/29 (Mandatory Put at $100 on 11/01/06)	5,450,000	5,661,188
Munimae Trust Certificates, 4.40%, Due 8/24/09 (Mandatory Put at $100 on 12/17/06)	5,165,000	5,248,931

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Sabine River Authority PCR Refunding - TXU Electric Company Project, 5.75%, Due 5/01/30 (Mandatory Put at $100 on 11/01/11)	$290,000	$313,925
Trinity River Authority PCR Revenue - TXU Electric Company Project, 5.00%, Due 5/01/27 (Mandatory Put at $100 on 11/01/06)	1,105,000	1,149,200

		17,218,345
Washington 0.9%
Clark County, Washington Industrial Revenue Bond Public Corporation Solid Waste Disposal Project Revenue - Camas Power Boiler LP Project, 3.375%, Due 8/01/07 (e)	4,475,000	4,482,831
West Virginia 0.4%
Putnam County, West Virginia PCR Refunding - Appalachian Power Company Project, 2.80%, Due 5/01/19 (Mandatory Put at $100 on 11/01/06)	2,000,000	2,002,500
Multiple States 0.6%
MMA Financial CDD Senior Securitization Trust Beacon Lakes Pass-Thru Trust, 3.375%, Due 11/01/08 (e)	3,000,000	3,026,250

Total Variable Rate Municipal Bonds (Cost $69,552,257)		70,018,765

Swap Options Purchased 0.0%
Five Year 4.87% Interest Rate Swap, Expires 7/14/05	5,600,000	36,400

Total Swap Options Purchased (Cost $116,480)		36,400

Short-Term Investments (a) 28.5%
Municipal Bonds 9.2%
California 0.6%
ABAG Finance Authority for Nonprofit Corporations Revenue - San Diego Hospital Association Project, 6.00%, Due 8/15/05	2,670,000	2,743,826
Colorado 0.1%
Colorado Health Facilities Authority Hospital Revenue Refunding - Parkview Medical Center Project, 5.50%, Due 9/01/05	630,000	644,370
Florida 0.2%
Miami Beach, Florida Redevelopment Agency Incremental Tax Revenue, 9.125%, Due 12/01/04	800,000	803,800
Illinois 0.6%
Chicago, Illinois O’Hare International Airport Revenue Refunding, 4.80%, Due 1/01/05	170,000	170,950
Chicago, Illinois Tax Increment - Chatham Ridge Redevelopment Project, 3.70%, Due 12/15/04	1,300,000	1,299,714
Godley, Illinois Park District GO, 5.50%, Due 12/01/04	325,000	325,881
Illinois Health Facilities Authority Revenue - Decatur Memorial Hospital Project, 4.20%, Due 10/01/05	670,000	681,705
Kane, Cook and Du Page Counties, Illinois School District Number 46 Elgin Lease Purchase, 6.07%, Due 6/21/05 (f)	552,575	560,355

		3,038,605
Kentucky 0.3%
Nelson County, Kentucky Industrial Building Revenue - Mabex Universal Corporation Project, 6.50%, Due 4/01/05 (e)	$1,450,000	$1,470,387
Massachusetts 1.3%
Massachusetts Industrial Finance Agency Resource Recovery Revenue Refunding - Massachusetts Refusetech, Inc. Project, 6.30%, Due 7/01/05	2,355,000	2,387,758
Montachusett, Massachusetts Regional Transit Authority RAN, 3.00%, Due 6/17/05	2,500,000	2,502,750
Pittsfield, Massachusetts BAN, 3.00%, Due 10/21/05	1,335,000	1,347,843

		6,238,351
Michigan 0.1%
Flint, Michigan Hospital Building Authority Revenue Refunding - Hurley Medical Center Project, 6.00%, Due 7/01/05	510,000	514,860
Pontiac, Michigan Tax Increment Finance Authority Revenue Refunding, 4.00%, Due 6/01/05 (e)	215,000	216,787

		731,647
Mississippi 1.9%
Biloxi, Mississippi Housing Authority MFHR - Bayview Place Estates Project, 4.50%, Due 9/01/05 (c)	8,000,000	8,094,480
Mississippi Higher Education Revenue, 6.60%, Due 1/01/05	1,000,000	1,004,970

		9,099,450
New York 2.3%
Babylon, New York BAN, 2.50%, Due 1/07/05	4,800,000	4,803,312
Hempstead Village, New York BAN, 3.50%, Due 10/28/05	4,657,000	4,664,498
Nassau County, New York Industrial Development Agency Civic Facility Revenue - North Shore Health System Project, 4.50%, Due 11/01/04	1,545,000	1,545,000
New York, New York Industrial Development Agency Civic Facility Revenue - Special Needs Facilities Pooled Project, 5.60%, Due 7/01/05	540,000	542,041

		11,554,851
Puerto Rico 0.1%
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue Refunding - Ana G. Mendez University System Project, 4.00%, Due 12/01/04	325,000	325,289
South Carolina 0.3%
South Carolina Ports Authority Ports Revenue, 7.60%, Due 7/01/05 (h)	1,475,000	1,529,723
Tennessee 0.3%
Tennessee Housing Development Agency - Homeownership Program Project, Zero %, Due 7/01/05	1,585,000	1,555,123
Virgin Islands 0.4%
Virgin Islands Public Finance Authority Revenue, 6.00%, Due 10/01/05	1,695,000	1,731,849

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Washington 0.0%
Port Vancouver, Washington GO, 6.00%, Due 12/01/04 (e)	$100,000	$100,318
Wisconsin 0.7%
Richland, Wisconsin School District TRAN, 3.25%, Due 10/26/05	2,200,000	2,222,066
Rusk County, Wisconsin BAN Revenue, 4.25%, Due 4/01/05	1,030,000	1,032,204
Wisconsin Health and EFA Revenue - Marshfield Clinic Project, 5.25%, Due 2/15/05	300,000	301,989

		3,556,259

Total Municipal Bonds		45,123,848
Variable Rate Municipal Bonds 19.2%
Alabama 0.2%
Chatom, Alabama IDB PCR Refunding - Alabama Electric Cooperative Project, 1.75%, Due 12/01/24 (Putable at $100 and Rate Reset Effective 11/10/04)	1,000,000	1,000,000
California 2.6%
Alameda Corridor Transportation Authority Revenue, 1.82%, Due 4/01/17 (Putable at $100 and Rate Reset Effective 11/08/04) (e)	6,720,000	6,720,000
California Statewide Communities Development Authority COP - Retirement Housing Foundation Project, 5.603%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (e)	5,950,000	5,950,000

		12,670,000
Florida 2.7%
Brevard County, Florida Health Facilities Authority Revenue Refunding - Retirement Housing Foundation Project, 5.58%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (e)	4,400,000	4,398,690
Orange County, Florida Health Facilities Authority Hospital Revenue - Orlando Regional Project, 1.88%, Due 10/27/22 (Putable at $100 and Rate Reset Effective 11/30/04) (e)	5,000,000	5,000,000
Volusia County, Florida IDA Revenue Refunding - Retirement Housing Foundation Project, 5.603%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (e)	3,850,000	3,850,000

		13,248,690
Georgia 0.6%
Burke County, Georgia Development Authority PCR - Georgia Power Company Plant Vogtle Project, 1.75%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 11/10/04)	2,994,000	2,994,000
Illinois 3.4%
Illinois DFA PCR Refunding - Illinois Power Company Project (e):
1.80%, Due 11/01/28 (Putable at $100 and Rate Reset Effective 11/09/04)	630,000	630,000
1.80%, Due 4/01/32 (Putable at $100 and Rate Reset Effective 11/08/04)	15,815,000	15,815,000

		16,445,000
Indiana 0.6%
Clarksville Industry Revenue Refunding - Retirement Housing Foundation Project, 5.58%, Due 12/01/25 (Putable at $100 and Rate Reset Effective 11/17/04) (e)	$600,000	$600,000
Indiana Health Facility Financing Authority Capital Access Designated Pool Revenue, 1.78%, Due 1/01/20 (Putable at $100 and Rate Reset Effective 11/08/04) (e)	2,200,000	2,200,000

		2,800,000
Kentucky 0.1%
Kentucky EDFA Revenue Refunding - Retirement Housing Foundation Project, 5.58%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (e)	500,000	500,000
Michigan 1.3%
Grand Rapids, Charter Township, Michigan EDC Revenue - Porter Hills Obligation Group Project, 1.85%, Due 7/01/33 (Putable at $100 and Rate Reset Effective 11/11/04) (e)	6,450,000	6,450,000
New York 0.1%
New York Mortgage Agency Homeowner Mortgage Revenue, 2.95%, Due 10/01/17 (Mandatory Put at $100 on 10/01/05)	570,000	573,266
North Dakota 1.0%
Underwood, North Dakota PCR - Cooperative Power Association Project, 1.67%, Due 8/01/08 (Putable at $100 and Rate Reset Effective 11/03/04)	5,000,000	5,000,000
Ohio 1.0%
Montgomery County, Ohio Health Care Facilities Revenue Refunding EXTRAS - Friendship Village of Dayton Project, 9.00%, Due 2/01/22 (Putable at $100 on 2/01/05; Subject to Remarketing) (f)	1,050,000	997,500
Ohio Air Quality Development Authority PCR - Ohio Edison Project, 5.80%, Due 6/01/16 (Mandatory Put at $100 on 12/01/04)	1,525,000	1,529,270
Ohio Air Quality Development Authority PCR Refunding - Toledo Edison Company Project, 3.10%, Due 9/01/33 (Mandatory Put at $100 on 9/01/05)	2,350,000	2,345,559

		4,872,329
Oregon 0.5%
Gilliam County, Oregon Solid Waste Disposal Revenue - Waste Management Project, 2.50%, Due 7/01/29 (Mandatory Put at $100 on 5/01/05)	2,500,000	2,493,775
Pennsylvania 0.6%
Schuylkill County, Pennsylvania IDA Resources Recovery Revenue Refunding - WPS Westwood Project, 1.78%, Due 4/01/21 (Putable at $100 and Rate Reset Effective 11/02/04)	3,000,000	3,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
South Carolina 1.5%
Piedmont Municipal Power Agency Electric Revenue Refunding, 1.75%, Due 1/01/31 (Putable at $100 and Rate Reset Effective 11/08/04) (e)	$6,200,000	$6,200,000
York County, South Carolina PCR, 1.75%, Due 9/15/24 (Putable at $100 and Rate Reset Effective 11/17/04)	1,250,000	1,250,000

		7,450,000
South Dakota 0.8%
Grant County, South Dakota PCR Refunding - Otter Tail Power Company Project, 2.01%, Due 12/01/12 (Putable at $100 and Rate Reset Effective 11/11/04)	4,000,000	4,000,000
Tennessee 0.3%
Nashville and Davidson County, Tennessee Metropolitan Government IDB Revenue - Easter Seal Project, 2.45%, Due 8/01/19 (Putable at $100 and Rate Reset Effective 12/01/04) (e)	1,200,000	1,200,000
Texas 1.3%
Waco Texas Educational Finance Corporation Revenue - Baylor University Project, 1.03%, Due 2/01/32 (Putable at $100 and Rate Reset Effective 11/18/04) (e)	6,350,000	6,350,000
Multiple States 0.6%
Charter Mac Equity Issuer Trust Bonds, 3.25%, Due 3/15/07 (Mandatory Put at $100 on 3/15/05)	3,000,000	3,008,610

Total Variable Rate Municipal Bonds		94,055,670
Municipal Money Market Funds 0.1%
Multiple States
Strong Tax-Free Money Fund (d)	540,000	540,000

Total Short-Term Investments (Cost $139,492,337)		139,719,518

Total Investments in Securities (Cost $490,121,776) 99.7%		489,946,607
Other Assets and Liabilities, Net 0.3%		1,485,224

Net Assets 100.0%		$491,431,831

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
10 Five-Year U.S. Treasury Notes	12/04	$(1,113,750)	$1,989

SWAPS

Open Swap contracts at October 31, 2004 consisted of the following:

Issuer	Notional Amount	Annual Premium Paid	Credit Protection Purchased	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase Credit Protection* (expires 12/20/06)	2,000,000	0.48%	$2,000,000	$(9,582)

*	Protection against credit rating decline of American Electric Power Company, Inc.

STRONG WISCONSIN TAX-FREE FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 90.9%
Arizona 3.4%
Maricopa County, Arizona IDA SFMR, Zero %, Due 12/31/14 (h)	$2,570,000	$1,699,413
Guam 0.5%
Guam Government GO, 5.20%, Due 11/15/08	10,000	10,060
Guam Government Infrastructure Improvement GO, 5.50%, 11/01/08	20,000	22,175
Guam Power Authority Revenue:
5.25%, Due 10/01/13	195,000	196,059
Series A, 5.25%, Due 10/01/13	5,000	5,556

		233,850
Indiana 0.9%
Indianapolis, Indiana New Public Housing Authority Revenue, 5.25%, Due 4/01/09	400,000	429,000
Northern Mariana Islands 0.3%
Commonwealth of Northern Mariana Islands, 5.50%, Due 6/01/07 (e)	150,000	160,312
Puerto Rico 17.7%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue:
5.00%, Due 5/15/08	750,000	775,313
5.00%, Due 5/15/09	250,000	257,500
5.75%, Due 7/01/20 (Pre-Refunded to $100 on 7/01/10)	720,000	799,200
6.00%, Due 7/01/26 (Pre-Refunded to $100 on 7/01/10)	480,000	557,400
Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue, 10.25%, Due 7/01/09 (h)	360,000	440,100
Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue Refunding, 6.25%, Due 7/01/12 (e)	25,000	30,281
Commonwealth of Puerto Rico GO Refunding, Zero %, Due 7/01/06	5,000	4,819
Commonwealth of Puerto Rico Highway and Transportation Authority Revenue, 5.50%, Due 7/01/13 (e)	200,000	233,750
Commonwealth of Puerto Rico Medical Services Administration COP:
3.90%, Due 12/01/05	255,000	255,166
4.00%, Due 6/01/06	265,000	265,156
4.15%, Due 12/01/06	270,000	270,167
4.25%, Due 6/01/07	275,000	275,157
Commonwealth of Puerto Rico Public Improvement GO, 5.25%, Due 7/01/11	100,000	111,875
Commonwealth of Puerto Rico Public Improvement GO Refunding, 5.50%, Due 7/01/16 (e)	200,000	236,750
Puerto Rico Electric Power Authority Revenue, 5.25%, Due 7/01/29 (e)	300,000	319,125
Puerto Rico Electric Power Authority Revenue Refunding:
Zero %, Due 7/01/17	355,000	204,569
5.00%, Due 7/01/11 (e)	100,000	112,250
5.25%, Due 7/01/22 (e)	675,000	734,062
Puerto Rico HFA Revenue, 5.00%, Due 12/01/17	600,000	641,250

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Puerto Rico Industrial, Medical and Environmental PCFA Facilities Revenue - PepsiCo, Inc. Project, 6.25%, Due 11/15/13	$50,000	$51,125
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project:
5.00%, Due 2/01/09	120,000	127,950
5.00%, Due 12/01/09	405,000	434,363
5.00%, Due 12/01/10	430,000	459,562
5.375%, Due 2/01/29	35,000	35,481
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue:
Dr. Pila Hospital Project, 5.875%, Due 8/01/12 (e)	70,000	73,501
Hospital Auxilio Mutuo Project, 5.50%, Due 7/01/17 (e)	215,000	232,200
Hospital de la Concepcion Project, 6.50%, Due 11/15/20	25,000	29,031
Puerto Rico Municipal Finance Agency GO, 5.75%, Due 8/01/13 (e)	300,000	342,375
Puerto Rico Municipal Finance Agency GO Refunding, 5.625%, Due 8/01/10 (e)	25,000	28,313
Puerto Rico Municipal Finance Agency Revenue, 5.25%, Due 8/01/21 (e)	500,000	548,750
Puerto Rico Municipal Finance Agency Revenue Refunding, 5.00%, Due 7/01/08 (e)	20,000	21,675
Puerto Rico Public Buildings Authority Guaranteed Public Education and Health Facilities Revenue Refunding, 5.60%, Due 7/01/08	25,000	27,500
Puerto Rico Public Buildings Authority Guaranteed Revenue, 5.00%, Due 7/01/13 (e)	10,000	10,775

		8,946,491
Virgin Islands 6.1%
University of the Virgin Islands GO Improvement, 5.375%, Due 6/01/34	500,000	518,125
University of the Virgin Islands Refunding and Improvement Revenue (e):
5.30%, Due 12/01/08	45,000	49,106
5.85%, Due 12/01/14	150,000	165,937
Virgin Islands Public Finance Authority Revenue:
5.20%, Due 10/01/09	150,000	160,688
5.50%, Due 10/01/08 (e)	425,000	465,375
5.875%, Due 10/01/18	1,665,000	1,735,762

		3,094,993
Washington 0.6%
Seattle, Washington New Public Housing Authority Revenue, 4.875%, Due 8/01/07	300,000	321,750
Wisconsin 61.4%
Ashwaubenon, Wisconsin Community Development Authority Lease Revenue - Arena Project:
4.80%, Due 6/01/16	20,000	21,425
5.05%, Due 6/01/19	100,000	107,750
5.10%, Due 6/01/20	790,000	854,188
5.80%, Due 6/01/29 (Pre-Refunded to $100 on 6/01/09)	185,000	210,900
Baraboo, Wisconsin Community Development Authority Housing Revenue Refunding:
4.00%, Due 3/01/06	$75,000	$75,375
4.50%, Due 3/01/08	65,000	66,869
4.70%, Due 3/01/10	95,000	98,681
4.80%, Due 3/01/11	80,000	83,500
Beloit, Wisconsin Community Development Authority Lease Revenue, 5.50%, Due 3/01/20	800,000	868,000
Bristol, Wisconsin Community Development Authority Lease Revenue, 6.125%, Due 3/01/12	595,000	623,263
Brown County, Wisconsin Housing Authority Student Housing Revenue - University Village Housing, Inc. Project:
4.20%, Due 4/01/12	50,000	50,625
4.50%, Due 4/01/14	100,000	101,125
5.125%, Due 4/01/21	10,000	10,112
5.25%, Due 4/01/11	80,000	82,600
5.40%, Due 4/01/17	105,000	106,969
Cudahy, Wisconsin Community Development Authority Redevelopment Lease Revenue, 4.70%, Due 6/01/09	175,000	188,344
DeForest, Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 6.25%, Due 2/01/18	1,000,000	1,007,570
Franklin, Wisconsin Community Development Authority Redevelopment Lease Revenue Refunding, 4.80%, Due 4/01/09	600,000	624,750
Glendale, Wisconsin Community Development Authority Lease Revenue Refunding, 5.00%, Due 10/01/19	45,000	47,531
Grant County, Wisconsin Housing Authority Revenue Refunding - Orchard Manor Project, 4.90%, Due 7/01/10	100,000	105,250
Green Bay, Brown County, Wisconsin Professional Football Stadium Revenue - Lambeau Field Renovation Project (e):
4.15%, Due 2/01/08	60,000	63,450
4.45%, Due 2/01/11	10,000	10,775
4.75%, Due 2/01/14	175,000	187,031
5.00%, Due 2/01/19	140,000	148,925
Green Bay, Wisconsin Housing Authority MFHR - Moraine, Ltd. Project, 6.15%, Due 12/01/30 (e)	20,000	21,075
Green Bay, Wisconsin Redevelopment Authority Lease Revenue - Pine Street Parking Ramp Project, 5.15%, Due 4/01/13	100,000	107,750
Hartford, Wisconsin Community Development Authority Community Development Lease Revenue, 6.15%, Due 12/01/09 (Pre-Refunded to $100 on 12/01/04)	240,000	240,838
Johnson Creek, Wisconsin Community Development Authority Community Development Lease Revenue, 4.65%, Due 12/01/12	245,000	260,925
Kenosha, Wisconsin Housing Authority MFHR - Villa Ciera Project, 6.00%, Due 11/20/41 (e)	200,000	208,500
Lake Delton, Wisconsin Community Development Authority MFHR - Woodland Park Project, 5.40%, Due 2/20/43 (e)	180,000	185,400

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Madison, Wisconsin Community Development Authority Lease Revenue - Monona Terrace Community Project, 6.00%, Due 3/01/08	$5,000	$5,070
Madison, Wisconsin Community Development Authority MFHR - Nichols Station II Project, 4.95%, Due 12/01/07 (e)	40,000	40,010
Madison, Wisconsin Community Development Authority Redevelopment Revenue - Meriter Retirement Services, 5.90%, Due 12/01/08	40,000	40,057
Madison, Wisconsin Community Development Authority Revenue - Student Housing-Edgewood College Project, 6.25%, Due 4/01/14	500,000	501,540
Milwaukee, Wisconsin Housing Authority MFHR Refunding - Veterans Housing Project, 5.10%, Due 7/01/22 (e)	1,000,000	1,045,000
Milwaukee, Wisconsin Redevelopment Authority Revenue - Milwaukee School of Engineering Project (e):
4.20%, Due 10/01/10	100,000	105,000
5.05%, Due 7/01/19	470,000	492,325
5.15%, Due 7/01/20	470,000	492,325
5.20%, Due 7/01/21	470,000	491,150
5.30%, Due 7/01/22	470,000	491,150
5.35%, Due 7/01/23	470,000	489,975
Milwaukee, Wisconsin Redevelopment Authority Revenue:
Summerfest Project, 4.20%, Due 8/01/11	95,000	100,463
YMCA Metropolitan Milwaukee, Inc. Project, 5.00%, Due 12/01/18 (e)	40,000	40,690
YWCA Greater Milwaukee Project, 4.70%, Due 6/01/09 (e)	40,000	42,400
New Berlin, Wisconsin Housing Authority Capital Appreciation Revenue Refunding - Apple Glen Project:
Zero %, Due 11/01/05	65,000	62,423
Zero %, Due 5/01/06	70,000	65,275
Zero %, Due 11/01/06	65,000	59,150
New Berlin, Wisconsin Housing Authority Revenue Refunding - Apple Glen Project, 6.70%, Due 11/01/20	650,000	653,250
New Berlin, Wisconsin Housing Authority Revenue Refunding - Pinewood Creek Project:
6.80%, Due 11/01/12	165,000	166,237
6.85%, Due 5/01/13	160,000	161,200
7.125%, Due 5/01/24	1,535,000	1,538,838
Oakfield, Wisconsin Community Development Authority Revenue Refunding:
4.10%, Due 12/01/05	30,000	30,472
4.20%, Due 12/01/06	45,000	46,519
4.40%, Due 12/01/08	50,000	51,812
5.40%, Due 12/01/21	350,000	378,875
Oconto Falls, Wisconsin Community Development Authority Lease Revenue:
4.05%, Due 6/01/09	150,000	156,938
4.15%, Due 6/01/07	100,000	104,125
4.15%, Due 6/01/08	150,000	158,062
4.60%, Due 6/01/14	135,000	140,738
4.65%, Due 6/01/15	175,000	181,781
4.90%, Due 6/01/18	200,000	207,500
Omro, Wisconsin Community Development Authority Revenue:
5.75%, Due 12/01/06	$50,000	$50,128
5.875%, Due 12/01/11	635,000	636,403
Onalaska, Wisconsin Community Development Authority Revenue Refunding, 5.30%, Due 6/01/15	210,000	223,387
Osceola, Wisconsin Redevelopment Authority Lease Revenue:
4.65%, Due 12/01/10	200,000	212,250
4.75%, Due 12/01/11	325,000	346,938
5.15%, Due 12/01/15	350,000	374,062
5.375%, Due 12/01/20	430,000	467,625
Oshkosh, Wisconsin Elderly Housing Authority Revenue Refunding - Villa Saint Theresa, Inc. Project, 5.90%, 6/01/24 (e)	50,000	51,875
St. Croix Falls, Wisconsin Community Development Authority Redevelopment Lease Revenue Refunding:
3.50%, Due 12/01/05	105,000	106,097
3.65%, Due 12/01/07	35,000	35,525
4.00%, Due 12/01/07	20,000	20,625
4.125%, Due 12/01/08	135,000	141,075
4.40%, Due 12/01/11	120,000	127,500
4.50%, Due 12/01/11	80,000	83,200
4.50%, Due 12/01/12	160,000	169,400
4.85%, Due 12/01/14	90,000	94,050
Southeast Wisconsin Professional Baseball Park District League Capital Appreciation COP:
Zero %, Due 12/15/11 (h)	100,000	78,125
Zero %, Due 12/15/13 (e)	90,000	63,900
Zero %, Due 12/15/16 (e) (h)	50,000	30,625
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue, 5.65%, Due 12/15/16 (Pre-Refunded to $101 on 3/13/07)	10,000	10,938
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding (e):
5.50%, Due 12/15/15	50,000	58,500
5.50%, Due 12/15/18	210,000	247,012
5.50%, Due 12/15/26	110,000	125,675
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding - Junior Lien (e):
5.00%, Due 12/15/06	15,000	15,900
5.50%, Due 12/15/09	250,000	283,125
5.50%, Due 12/15/15	1,545,000	1,757,438
5.50%, Due 12/15/16	1,635,000	1,853,681
Sturtevant, Wisconsin Community Development Authority Redevelopment Lease Revenue:
3.55%, Due 12/01/09	50,000	51,312
4.40%, Due 12/01/15	300,000	304,875
4.60%, Due 12/01/10	75,000	78,469
4.80%, Due 12/01/12	110,000	114,538
Sun Prairie, Wisconsin Community Development Authority Lease Revenue:
5.00%, Due 2/01/12	25,000	26,844
5.10%, Due 2/01/13	95,000	102,244
5.20%, Due 2/01/14	105,000	113,531
Verona, Wisconsin Community Development Authority Community Development Lease Revenue, 5.375%, Due 12/01/22	750,000	808,125

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Waterford, Wisconsin Community Development Authority Redevelopment Lease Revenue:
5.35%, Due 10/01/14	$50,000	$52,625
5.80%, Due 10/01/23	75,000	79,031
Watertown, Wisconsin Community Development Authority Redevelopment Lease Revenue:
4.25%, Due 5/01/08	50,000	52,312
5.00%, Due 5/01/18	240,000	246,000
Waukesha County, Wisconsin Authority MFHR - Court Apartments Project, 5.80%, Due 4/01/25 (e)	55,000	55,100
Waukesha, Wisconsin Redevelopment Authority Development Revenue - Avalon Square, Inc. Project:
5.00%, Due 6/20/21 (e)	410,000	429,475
8.00%, Due 6/20/43	300,000	297,375
Waukesha, Wisconsin Redevelopment Authority Senior Housing Revenue - Presbyterian Homes Project:
7.25%, Due 6/01/20	10,000	10,288
7.50%, Due 6/01/35	100,000	106,875
Wauwatosa, Wisconsin Housing Authority Capital Appreciation Revenue Refunding - Hawthorne Terrace Project:
Zero %, Due 11/01/06	100,000	90,375
Zero %, Due 5/01/07	105,000	92,269
Zero %, Due 11/01/07	100,000	85,625
Wauwatosa, Wisconsin Housing Authority Revenue Refunding - Hawthorne Terrace Project, 6.70%, Due 11/01/15	1,200,000	1,203,528
Wauwatosa, Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 5.65%, Due 12/01/16 (e)	45,000	49,331
Weston, Wisconsin Community Development Authority Lease Revenue:
4.25%, Due 10/01/13	220,000	229,900
5.25%, Due 10/01/20	720,000	790,200
Wisconsin Center District Junior Dedicated Tax Revenue, 5.70%, Due 12/15/20 (Pre-Refunded to $101 on 12/15/06)	40,000	43,450
Wisconsin Center District Junior Dedicated Tax Revenue Refunding (e):
5.25%, Due 12/15/13	25,000	28,625
5.25%, Due 12/15/15	170,000	195,075
5.25%, Due 12/15/16	465,000	533,587
5.25%, Due 12/15/18	160,000	183,800
5.25%, Due 12/15/19	95,000	109,606
Wisconsin Center District Tax Revenue Refunding (e):
Zero %, Due 12/15/29	250,000	68,438
Zero %, Due 12/15/30	3,300,000	853,875
Zero %, Due 12/15/31	1,000,000	245,000
Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue:
4.65%, Due 9/01/14	65,000	67,356
4.80%, Due 9/01/15	70,000	72,537
4.90%, Due 9/01/16	75,000	77,344
5.00%, Due 9/01/17	80,000	82,700

		31,006,545

Total Municipal Bonds (Cost $44,102,479)		45,892,354

Variable Rate Municipal Bonds 5.7%
Puerto Rico 4.5%
Commonwealth of Puerto Rico Infrastructure Financing Authority Special Obligation, 2.41%, Due 10/01/40 (Rate Reset Effective 11/02/04) (h)	$2,295,000	$2,295,000
Virgin Islands 0.2%
Tobacco Settlement Financing Corporation Asset-Backed Revenue, Zero %, Due 5/15/13 (Rate Reset Effective 11/15/07)	110,000	91,300
Wisconsin 1.0%
Waukesha County, Wisconsin Housing Authority Housing Revenue Refunding - Brookfield Woods Project, 4.80%, Due 3/01/34 (Mandatory Put at $100 on 3/01/11) (e)	500,000	508,750

Total Variable Rate Municipal Bonds (Cost $2,886,551)		2,895,050

Swap Options Purchased 0.0%
Five Year 4.87% Interest Rate Swap, Expires 7/14/05	1,200,000	7,800

Total Swap Options Purchased (Cost $24,960)		7,800

Short-Term Investments (a) 2.2%
Municipal Bonds
Puerto Rico 1.0%
Commonwealth of Puerto Rico Medical Services Administration COP:
3.50%, Due 12/01/04	245,000	245,414
3.75%, Due 6/01/05	250,000	250,473

		495,887
Wisconsin 1.2%
Baraboo, Wisconsin Community Development Authority Housing Revenue Refunding, 3.75%, Due 3/01/05	75,000	75,187
New Berlin, Wisconsin Housing Authority Capital Appreciation Revenue Refunding - Apple Glen Project:
Zero %, Due 11/01/04	65,000	65,000
Zero %, Due 5/01/05	70,000	68,619
Shorewood, Wisconsin Community Development Authority Tax Increment District Number 1 Community Development Lease Revenue Refunding, 4.20%, Due 12/01/04	40,000	40,067
Wauwatosa, Wisconsin Housing Authority Revenue Refunding - San Camillo Project, 3.00%, Due 8/01/05 (e)	350,000	349,940

		598,813

Total Municipal Bonds		1,094,700

Total Short-Term Investments (Cost $1,093,426)		1,094,700

Total Investments in Securities (Cost $48,107,416) 98.8%		49,889,904
Other Assets and Liabilities, Net 1.2%		599,278

Net Assets 100.0%		$50,489,182

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	All or a portion of security is when-issued.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	Affiliated issuer (see Note 9 of Notes to Financial Statements).
(e)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(f)	Illiquid security.
(g)	Non-income producing security. In the case of a debt security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy, or the Fund halted accruing income.
(h)	Escrowed to maturity.
(i)	Restricted security.

For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN	— Bond Anticipation Notes
BP	— Basis Points
CDA	— Commercial Development Authority
CDR	— Commercial Development Revenue
COP	— Certificates of Participation
DFA	— Development Finance Authority
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDFA	— Economic Development Finance Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
EXTRAS	— Extendable Rate Adjustable Securities
GO	— General Obligation
HDA	— Housing Development Authority
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
HFC	— Housing Finance Corporation
IBA	— Industrial Building Authority
IBR	— Industrial Building Revenue
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDC	— Industrial Development Corporation
IDFA	— Industrial Development Finance Authority
IDR	— Industrial Development Revenue
IFA	— Investment Finance Authority
MERLOT	— Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Notes
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
TAN	— Tax Anticipation Notes
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2004

	(In Thousands, Except Per Share Amounts)

	Strong Intermediate Municipal Bond Fund	Strong Municipal Bond Fund	Strong Short-Term High Yield Municipal Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $40,252, $181,364, and $135,367, respectively)	$41,183	$182,680	$134,907
Affiliated Issuers (Cost of $1,165, $4,220, and $3,350, respectively)	1,165	4,220	3,350
Receivable for Fund Shares Sold	78	7	9
Interest and Dividends Receivable	611	2,875	1,952
Other Assets	37	50	53

Total Assets	43,074	189,832	140,271

Liabilities:
Payable for Securities Purchased	993	3,146	1,991
Payable for Fund Shares Redeemed	2	172	2,648
Dividends Payable	124	727	452
Variation Margin Payable	4	9	—
Accrued Operating Expenses and Other Liabilities	15	61	24

Total Liabilities	1,138	4,115	5,115

Net Assets	$41,936	$185,717	$135,156

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$40,016	$203,987	$145,548
Undistributed Net Realized Gain (Loss)	985	(19,589)	(9,927)
Net Unrealized Appreciation (Depreciation)	935	1,319	(465)

Net Assets	$41,936	$185,717	$135,156

Capital Shares Outstanding (Unlimited Number Authorized)	3,806	19,608	14,255

Net Asset Value Per Share	$11.02	$9.47	$9.48

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2004

	(In Thousands, Except As Noted)

	Strong Minnesota Tax-Free Fund	Strong Short-Term Municipal Bond Fund	Strong Wisconsin Tax-Free Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $4,854, $489,582, and $48,107, respectively)	$4,968	$489,407	$49,890
Affiliated Issuers (Cost of $0, $540, and $0, respectively)	—	540	—
Receivable for Securities Sold	—	397	—
Receivable for Fund Shares Sold	—	3,195	19
Interest and Dividends Receivable	65	5,428	752
Other Assets	22	33	36

Total Assets	5,055	499,000	50,697

Liabilities:
Payable for Securities Purchased	159	5,784	—
Payable for Fund Shares Redeemed	—	434	12
Dividends Payable	16	1,280	170
Variation Margin Payable	—	2	—
Accrued Operating Expenses and Other Liabilities	14	68	26

Total Liabilities	189	7,568	208

Net Assets	$4,866	$491,432	$50,489

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$4,757	$491,606	$47,949
Undistributed Net Realized Gain (Loss)	(5)	9	758
Net Unrealized Appreciation (Depreciation)	114	(183)	1,782

Net Assets	$4,866	$491,432	$50,489

Investor Class ($ and shares in full)
Net Assets	$4,434,943	$484,449,695	$48,109,223
Capital Shares Outstanding (Unlimited Number Authorized)	423,810	49,199,952	4,455,228

Net Asset Value Per Share	$10.46	$9.85	$10.80

Class C ($ and shares in full)
Net Assets	$431,551	$6,982,136	$2,379,959
Capital Shares Outstanding (Unlimited Number Authorized)	41,240	709,631	220,400

Net Asset Value Per Share	$10.46	$9.84	$10.80

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2004

	(In Thousands)

	Strong Intermediate Municipal Bond Fund	Strong Municipal Bond Fund	Strong Short-Term High Yield Municipal Fund
Income:
Interest	$1,647	$10,361	$7,170
Dividends – Affiliated Issuers	13	45	31

Total Income	1,660	10,406	7,201

Expenses:
Investment Advisory Fees	150	659	529
Administrative Fees	114	527	423
Custodian Fees	9	23	17
Shareholder Servicing Costs	36	196	58
12b-1 Fees	102	—	—
Other	58	179	106

Total Expenses before Expense Offsets	469	1,584	1,133
Expense Offsets (Note 4)	(269)	(64)	(34)

Expenses, Net	200	1,520	1,099

Net Investment Income (Loss)	1,460	8,886	6,102

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	862	6,393	(74)
Futures Contracts	105	197	77
Swaps	13	64	24

Net Realized Gain (Loss)	980	6,654	27
Net Change in Unrealized Appreciation/Depreciation on:
Investments	32	4,876	1,115
Futures Contracts	9	3	—
Swaps	(13)	(61)	(30)

Net Change in Unrealized Appreciation/Depreciation	28	4,818	1,085

Net Gain (Loss) on Investments	1,008	11,472	1,112

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,468	$20,358	$7,214

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2004

	(In Thousands)

	Strong Minnesota Tax-Free Fund	Strong Short-Term Municipal Bond Fund	Strong Wisconsin Tax-Free Fund
Income:
Interest	$203	$19,311	$2,503
Dividends – Affiliated Issuers	—	79	—

Total Income	203	19,390	2,503

Expenses (Note 4):
Investment Advisory Fees	18	1,284	207
Administrative Fees	14	1,438	157
Custodian Fees	4	39	7
Shareholder Servicing Costs	7	346	57
12b-1 Fees	17	44	159
Professional Fees	14	113	27
Federal and State Registration Fees	32	67	36
Other	3	239	26

Total Expenses before Expense Offsets	109	3,570	676
Expense Offsets	(109)	(128)	(427)

Expenses, Net	—	3,442	249

Net Investment Income (Loss)	203	15,948	2,254

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	—	4,536	719
Futures Contracts	20	(272)	45
Swaps	—	78	12

Net Realized Gain (Loss)	20	4,342	776
Net Change in Unrealized Appreciation/Depreciation on:
Investments	91	(3,913)	(59)
Futures Contracts	—	2	—
Swaps	—	(90)	(17)

Net Change in Unrealized Appreciation/Depreciation	91	(4,001)	(76)

Net Gain (Loss) on Investments	111	341	700

Net Increase (Decrease) in Net Assets Resulting from Operations	$314	$16,289	$2,954

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Intermediate Municipal Bond Fund		Strong Municipal Bond Fund		Strong Short-Term High Yield Municipal Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$1,460	$1,628	$8,886	$10,076	$6,102	$6,413
Net Realized Gain (Loss)	980	264	6,654	(2,808)	27	(1,447)
Net Change in Unrealized Appreciation/Depreciation	28	603	4,818	7,268	1,085	1,834

Net Increase (Decrease) in Net Assets Resulting from Operations	2,468	2,495	20,358	14,536	7,214	6,800
Distributions:
From Net Investment Income	(1,460)	(1,628)	(8,646)	(10,316)	(6,102)	(6,413)
From Net Realized Gains	(190)	—	—	—	—	—

Total Distributions	(1,650)	(1,628)	(8,646)	(10,316)	(6,102)	(6,413)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,772)	16,369	(35,147)	(38,357)	(25,124)	34,372

Total Increase (Decrease) in Net Assets	(8,954)	17,236	(23,435)	(34,317)	(24,012)	34,759
Net Assets:
Beginning of Year	50,890	33,654	209,152	243,289	159,168	124,409

End of Year	$41,936	$50,890	$185,717	$209,152	$135,156	$159,168

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Minnesota Tax-Free Fund		Strong Short-Term Municipal Bond Fund		Strong Wisconsin Tax-Free Fund
	Year Ended Oct. 31, 2004	Period Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
		(Note 1)		(Note 1)		(Note 1)
Operations:
Net Investment Income (Loss)	$203	$114	$15,948	$22,197	$2,254	$3,051
Net Realized Gain (Loss)	20	(25)	4,342	(901)	776	277
Net Change in Unrealized Appreciation/ Depreciation	91	23	(4,001)	8,111	(76)	324

Net Increase (Decrease) in Net Assets Resulting from Operations	314	112	16,289	29,407	2,954	3,652
Distributions:
From Net Investment Income:
Investor Class	(178)	(98)	(15,820)	(22,255)	(2,179)	(3,016)
Class C	(25)	(16)	(87)	(23)	(75)	(35)
From Net Realized Gains:
Investor Class	—	—	—	—	(262)	—
Class C	—	—	—	—	(11)	—

Total Distributions	(203)	(114)	(15,907)	(22,278)	(2,527)	(3,051)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(812)	5,569	(156,143)	47,068	(20,136)	4,120

Total Increase (Decrease) in Net Assets	(701)	5,567	(155,761)	54,197	(19,709)	4,721
Net Assets:
Beginning of Year	5,567	—	647,193	592,996	70,198	65,477

End of Year	$4,866	$5,567	$491,432	$647,193	$50,489	$70,198

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG INTERMEDIATE MUNICIPAL BOND FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.78	$10.48	$10.25	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.39	0.41	0.45	0.11
Net Realized and Unrealized Gains (Losses) on Investments	0.29	0.30	0.26	0.25

Total from Investment Operations	0.68	0.71	0.71	0.36
Less Distributions:
From Net Investment Income(c)	(0.39)	(0.41)	(0.45)	(0.11)
From Net Realized Gains	(0.05)	—	(0.03)	—

Total Distributions	(0.44)	(0.41)	(0.48)	(0.11)

Net Asset Value, End of Period	$11.02	$10.78	$10.48	$10.25

Ratios and Supplemental Data
Total Return	+6.44%	+6.84%	+7.10%	+3.60%
Net Assets, End of Period (In Millions)	$42	$51	$34	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.2%	1.4%	4.5	%*
Ratio of Expenses to Average Net Assets	0.5%	0.4%	0.1%	0.0	%*(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.6%	3.8%	4.2%	4.3	%*
Portfolio Turnover Rate	95.0%	190.0%	225.2%	114.6%

STRONG MUNICIPAL BOND FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(e)	Aug. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.89	$8.73	$8.89	$8.58	$8.78	$9.37
Income From Investment Operations:
Net Investment Income (Loss)	0.42	0.39	0.37	0.41	0.08	0.50
Net Realized and Unrealized Gains (Losses) on Investments	0.58	0.17	(0.16)	0.31	(0.20)	(0.59)

Total from Investment Operations	1.00	0.56	0.21	0.72	(0.12)	(0.09)
Less Distributions:
From Net Investment Income(c)	(0.42)	(0.40)	(0.37)	(0.41)	(0.08)	(0.50)

Total Distributions	(0.42)	(0.40)	(0.37)	(0.41)	(0.08)	(0.50)

Net Asset Value, End of Period	$9.47	$8.89	$8.73	$8.89	$8.58	$8.78

Ratios and Supplemental Data
Total Return	+11.52%	+6.52%	+2.44%	+8.62%	–1.41%	–0.86%
Net Assets, End of Period (In Millions)	$186	$209	$243	$261	$259	$274
Ratio of Expenses to Average Net Assets before Expense Offsets	0.8%	0.8%	1.1%	1.0%	0.8%*	0.8%
Ratio of Expenses to Average Net Assets	0.8%	0.8%	1.1%	0.9%	0.8%*	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.7%	4.4%	4.2%	4.8%	5.2%*	5.6%
Portfolio Turnover Rate	100.1%	120.7%	95.1%	118.3%	7.2%	19.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from July 31, 2001 (commencement of class) to October 31, 2001.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	Amount calculated is less than 0.05%.
(e)	In 2000, the Fund changed its fiscal year-end from August to October.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Aug. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.40	$9.38	$9.56	$9.58	$9.60	$9.99

Income From Investment Operations:
Net Investment Income (Loss)	0.38	0.43	0.44	0.50	0.08	0.51
Net Realized and Unrealized Gains (Losses) on Investments	0.08	0.02	(0.18)	(0.02)	(0.02)	(0.39)

Total from Investment Operations	0.46	0.45	0.26	0.48	0.06	0.12
Less Distributions:
From Net Investment Income(c)	(0.38)	(0.43)	(0.44)	(0.50)	(0.08)	(0.51)

Total Distributions	(0.38)	(0.43)	(0.44)	(0.50)	(0.08)	(0.51)

Net Asset Value, End of Period	$9.48	$9.40	$9.38	$9.56	$9.58	$9.60

Ratios and Supplemental Data
Total Return	+5.00%	+4.89%	+2.78%	+5.05%	+0.65%	+1.25%
Net Assets, End of Period (In Millions)	$135	$159	$124	$139	$133	$140
Ratio of Expenses to Average Net Assets before Expense Offsets	0.8%	0.7%	0.8%	0.8%	0.7%*	0.7%
Ratio of Expenses to Average Net Assets	0.7%	0.7%	0.8%	0.7%	0.7%*	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.0%	4.6%	4.7%	5.1%	5.1%*	5.2%
Portfolio Turnover Rate	55.9%	58.8%	68.9%	62.8%	6.0%	27.9%

STRONG MINNESOTA TAX-FREE FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.42	0.31
Net Realized and Unrealized Gains (Losses) on Investments	0.23	0.23

Total from Investment Operations	0.65	0.54
Less Distributions:
From Net Investment Income(c)	(0.42)	(0.31)

Total Distributions	(0.42)	(0.31)

Net Asset Value, End of Period	$10.46	$10.23

Ratios and Supplemental Data
Total Return	+6.53%	+5.41%
Net Assets, End of Period (In Millions)	$4	$5
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1%	3.4%*
Ratio of Expenses to Average Net Assets	0.0%	0.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%	3.6%*
Portfolio Turnover Rate(e)	33.0%	54.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from August to October.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	For the period from December 26, 2002 (commencement of class) to October 31, 2003.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG MINNESOTA TAX-FREE FUND — CLASS C

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.42	0.31
Net Realized and Unrealized Gains (Losses) on Investments	0.23	0.23

Total from Investment Operations	0.65	0.54
Less Distributions:

From Net Investment Income(c)	(0.42)	(0.31)

Total Distributions	(0.42)	(0.31)

Net Asset Value, End of Period	$10.46	$10.23

Ratios and Supplemental Data
Total Return	+6.53%	+5.41%
Net Assets, End of Period (In Millions)	$0 (d)	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	2.9%	4.4%*
Ratio of Expenses to Average Net Assets	0.0%	0.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%	3.6%*
Portfolio Turnover Rate(e)	33.0%	54.5%

STRONG SHORT-TERM MUNICIPAL BOND FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(f)	Aug. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.83	$9.72	$9.78	$9.62	$9.64	$9.76
Income From Investment Operations:
Net Investment Income (Loss)	0.31	0.35	0.40	0.44	0.08	0.46
Net Realized and Unrealized Gains (Losses) on Investments	0.02	0.11	(0.06)	0.16	(0.02)	(0.12)

Total from Investment Operations	0.33	0.46	0.34	0.60	0.06	0.34

Less Distributions:
From Net Investment Income(c)	(0.31)	(0.35)	(0.40)	(0.44)	(0.08)	(0.46)

Total Distributions	(0.31)	(0.35)	(0.40)	(0.44)	(0.08)	(0.46)

Net Asset Value, End of Period	$9.85	$9.83	$9.72	$9.78	$9.62	$9.64

Ratios and Supplemental Data
Total Return	+3.37%	+4.82%	+3.52%	+6.38%	+0.61%	+3.61%
Net Assets, End of Period (In Millions)	$484	$644	$593	$505	$317	$307
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%	0.6%	0.6%	0.6%	0.6%*	0.6%
Ratio of Expenses to Average Net Assets	0.7%	0.6%	0.6%	0.6%	0.6%*	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.1%	3.6%	4.1%	4.5%	4.9%*	4.8%
Portfolio Turnover Rate(e)	69.2%	83.7%	68.2%	73.7%	8.9%	48.6%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 26, 2002 (commencement of class) to October 31, 2003.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	In 2000, the Fund changed its fiscal year-end from August to October.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM MUNICIPAL BOND FUND — CLASS C

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.83	$9.79
Income From Investment Operations:
Net Investment Income (Loss)	0.19	0.16
Net Realized and Unrealized Gains (Losses) on Investments	0.01	0.04

Total from Investment Operations	0.20	0.20
Less Distributions:
From Net Investment Income(c)	(0.19)	(0.16)

Total Distributions	(0.19)	(0.16)

Net Asset Value, End of Period	$9.84	$9.83

Ratios and Supplemental Data
Total Return	+2.08%	+2.10%
Net Assets, End of Period (In Millions)	$7	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	1.8%	1.9%*
Ratio of Expenses to Average Net Assets	1.8%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.0%	2.0%*
Portfolio Turnover Rate(d)	69.2%	83.7%

STRONG WISCONSIN TAX-FREE FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$10.56	$10.36	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.44	0.44	0.48	0.27
Net Realized and Unrealized Gains (Losses) on Investments	0.16	0.13	0.21	0.36

Total from Investment Operations	0.60	0.57	0.69	0.63
Less Distributions:
From Net Investment Income(c)	(0.44)	(0.44)	(0.48)	(0.27)
From Net Realized Gains	(0.05)	—	(0.01)	—

Total Distributions	(0.49)	(0.44)	(0.49)	(0.27)

Net Asset Value, End of Period	$10.80	$10.69	$10.56	$10.36

Ratios and Supplemental Data
Total Return	+5.69%	+5.45%	+6.80%	+6.36%
Net Assets, End of Period (In Millions)	$48	$67	$65	$28
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.1%	1.1%	1.9	%*
Ratio of Expenses to Average Net Assets	0.4%	0.3%	0.1%	0.0	%*(f)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%	4.1%	4.5%	4.7	%*
Portfolio Turnover Rate(d)	16.6%	54.2%	95.3%	53.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from January 31, 2003 (commencement of class) to October 31, 2003.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	For the period from April 6, 2001 (commencement of class) to October 31, 2001.
(f)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG WISCONSIN TAX-FREE FUND — CLASS C

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$10.60
Income From Investment Operations:
Net Investment Income (Loss)	0.32	0.26
Net Realized and Unrealized Gains (Losses) on Investments	0.16	0.09

Total from Investment Operations	0.48	0.35
Less Distributions:
From Net Investment Income(c)	(0.32)	(0.26)
From Net Realized Gains	(0.05)	—

Total Distributions	(0.37)	(0.26)

Net Asset Value, End of Period	$10.80	$10.69

Ratios and Supplemental Data
Total Return	+4.54%	+3.28%
Net Assets, End of Period (In Millions)	$2	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1%	2.1%*
Ratio of Expenses to Average Net Assets	1.5%	1.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.0%	2.7%*
Portfolio Turnover Rate(d)	16.6%	54.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 26, 2002 (commencement of class) to October 31, 2003.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

1.	Organization

The accompanying financial statements represent the Strong Municipal Income Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Intermediate Municipal Bond Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Municipal Bond Fund (a series fund of Strong Municipal Bond Fund, Inc.)

•	Strong Short-Term High Yield Municipal Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Minnesota Tax-Free Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Short-Term Municipal Bond Fund (a series fund of Strong Short-Term Municipal Bond Fund, Inc.)

•	Strong Wisconsin Tax-Free Fund (a series fund of Strong Municipal Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Intermediate Municipal Bond Fund, Strong Municipal Bond Fund, and Strong Short-Term High Yield Municipal Fund offer Investor Class shares. Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund, and Strong Wisconsin Tax-Free Fund offer Investor Class and Class C shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public and Class C shares are available only through financial professionals.

Effective December 26, 2002, Strong Minnesota Tax-Free Fund commenced operations and offered Investor Class and Class C shares (Public launch date of December 27, 2002).

Effective December 26, 2002, Strong Wisconsin Tax-Free Fund issued an additional class of shares: Class C shares (Public launch date of December 27, 2002).

Effective January 31, 2003, Strong Short-Term Municipal Bond Fund issued an additional class of shares: Class C shares (Public launch date of February 3, 2003).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Debt securities of the Funds are generally valued each business day at the official closing price (if published) and, if no official closing price is published, at its last sales price, or the mean of the bid and asked prices when no last sales price is available, or are valued through an independent commercial pricing service that utilizes matrix pricing and/or pricing models to derive a price for normal, institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Different pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may invest a portion of their assets in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Funds’ portfolio. Market quotations are generally available on many lower-quality and comparable unrated securities from a limited number of dealers and such bids may not necessarily represent firm bids of such dealers or prices which could be derived from actual sales of such securities. During periods of thin or inactive trading in such securities, the spread between bid and asked prices is likely to increase significantly, making the pricing of the securities less reliable. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

At times, a thin trading market may exist and, as a result, the Funds may have difficulty disposing of certain lower-quality and comparable unrated securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of these securities. As a result of such limited liquidity, each Fund’s net asset value and its ability to dispose of these types of securities at their current market values when necessary to meet the Funds’ investment objectives and liquidity needs may be adversely impacted.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day the net asset value is calculated, except bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, swaps, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect the Funds from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities or cash as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid securities equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(H)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(I)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(J)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses and, for certain distressed securities held by the Fund, the Fund enters into

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

indemnification agreements with the trustees of those securities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(K)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

During September, 2004, the Strong Municipal Bond Fund, Inc. (“Fund”) received $4,900,000 ($0.25 per share) in final settlement of a rescission claim on certain municipal bonds purchased by the Fund in 1998.

3.	Related Party Transactions

Strong Capital Management, Inc. (the “Advisor”) provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administration Fees
	Advisory Fees		Investor Class	Class C
Strong Intermediate Municipal Bond Fund	0.37	%(1)	0.28%	*
Strong Municipal Bond Fund	0.35	%(2)	0.28%	*
Strong Short-Term High Yield Municipal Fund	0.35	%(2)	0.28%	*
Strong Minnesota Tax-Free Fund	0.37	%(1)	0.28%	0.28%
Strong Short-Term Municipal Bond Fund	0.25	%(3)	0.28%	0.28%
Strong Wisconsin Tax-Free Fund	0.37	%(1)	0.28%	0.28%

*	Does not offer share class.
(1)	The investment advisory fees are 0.37% for assets under $4 billion, 0.345% for the next $2 billion assets, and 0.32% for assets $6 billion and above.
(2)	The investment advisory fees are 0.35% for assets under $4 billion, 0.325% for the next $2 billion assets, and 0.30% for assets $6 billion and above.
(3)	The investment advisory fees are 0.25% for assets under $4 billion, 0.225% for the next $2 billion assets, and 0.20% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Board and certain regulatory settlements, the Advisor has contractually agreed to waive fees and/or absorb expenses in the amount of 0.010% for Strong Intermediate Municipal Bond Fund, Strong Short-Term High Yield Municipal Bond Fund, Strong Short-Term Municipal Bond Fund and Strong Wisconsin Tax-Free Fund and 0.033% for Strong Municipal Bond Fund from May 21, 2004 until May 21, 2005. The Funds’ Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Class C shares of the Strong Minnesota Tax-Free Fund and the Investor Class shares of the Strong Wisconsin Tax-Free Fund until March 1, 2005, to keep total annual operating expenses at no more than 2.50% and 0.75%, respectively. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for Class C shares are paid at an annual rate of 0.20% of the average daily net assets of the class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund, and Strong Wisconsin Tax-Free Fund have adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Funds’ Investor Class and Class C shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor), is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares (except for the Strong Short-Term Municipal Bond Fund) and 1.00% of the average daily net assets of the Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Class’ shares. See Note 4.

The Class C shares of the Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund, and Strong Wisconsin Tax-Free Fund have a maximum 1.00% contingent deferred sales charge if shares are sold within one year of their original purchase date. For the year ended October 31, 2004, the Distributor received aggregate contingent deferred sales charges from the redemption of Class C shares for Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund, and Strong Wisconsin Tax-Free Fund, respectively, of $2,125, $3,895, and $3,356, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. Sales charges may be waived in limited circumstances.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Oct. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Intermediate Municipal Bond Fund	$1,032	$36,365	$1,808	$2,239
Strong Municipal Bond Fund	16,907	196,355	2,083	7,987
Strong Short-Term High Yield Municipal Fund	5,096	58,188	984	5,866
Strong Minnesota Tax-Free Fund	(156)	7,495	101	1,127
Strong Short-Term Municipal Bond Fund	27,007	346,649	4,016	21,942
Strong Wisconsin Tax-Free Fund	6,761	57,887	959	2,931

4.	Expenses and Expense Offsets

For the year ended October 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Minnesota Tax-Free Fund
Investor Class	$12,167	$6,093	$1,242	$10,863	$217
Class C	1,685	1,237	8	6,017	49
Strong Short-Term Municipal Bond Fund
Investor Class	1,425,687	336,958	75,669	—	4,795
Class C	12,386	8,873	954	44,237	39
Strong Wisconsin Tax-Free Fund
Investor Class	149,585	52,087	11,711	133,558	1,528
Class C	7,019	5,206	2,301	25,068	24

For the year ended October 31, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Intermediate Municipal Bond Fund	$(268,895)	$—	$(198)
Strong Municipal Bond Fund	(63,424)	—	(920)
Strong Short-Term High Yield Municipal Fund	(33,806)	—	(515)
Strong Minnesota Tax-Free Fund
Investor Class	(30,583)	—	—
Class C	(8,996)	—	—
Fund Level	(69,186)	—	(66)
Strong Short-Term Municipal Bond Fund
Investor Class	(7,566)	—	—
Class C	(83)	—	—
Fund Level	(117,432)	—	(2,440)
Strong Wisconsin Tax-Free Fund
Investor Class	(349,017)	—	—
Class C	(12,100)	—	—
Fund Level	(65,368)	—	(165)

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the year.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities, other than U.S. government securities, during the year ended October 31, 2004, are as follows:

	Purchases	Sales
Strong Intermediate Municipal Bond Fund	$37,815,117	$47,619,887
Strong Municipal Bond Fund	184,956,065	210,167,967
Strong Short-Term High Yield Municipal Fund	80,486,873	103,691,905
Strong Minnesota Tax-Free Fund	1,539,171	2,337,412
Strong Short-Term Municipal Bond Fund	306,110,366	430,862,488
Strong Wisconsin Tax-Free Fund	9,021,091	31,464,285

There were no purchases or sales of long-term U.S. government securities for the year ended October 31, 2004.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of October 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Intermediate Municipal Bond Fund	$41,417,089	$987,720	$(56,321)	$931,399	$712,449	$276,696
Strong Municipal Bond Fund	185,610,756	10,118,307	(8,829,303)	1,289,004	—	—
Strong Short-Term High Yield Municipal Fund	138,717,306	2,109,246	(2,569,321)	(460,075)	—	—
Strong Minnesota Tax-Free Fund	4,853,721	119,649	(5,678)	113,971	—	—
Strong Short-Term Municipal Bond Fund	490,124,048	5,119,807	(5,297,248)	(177,441)	—	206,174
Strong Wisconsin Tax-Free Fund	48,117,020	1,832,798	(59,914)	1,772,884	213,625	553,947

The difference between cost amounts for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended October 31, 2003 and October 31, 2004 and capital loss carryovers (expiring in varying amounts through 2011) as of October 31, 2004, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions
Strong Intermediate Municipal Bond Fund	$163,350	$1,460,085	$26,649	$—	$—	$1,627,624	$—
Strong Municipal Bond Fund	—	8,646,384	—	(19,560,273)	—	10,316,148	—
Strong Short-Term High Yield Municipal Fund	—	6,102,443	—	(9,926,675)	—	6,412,830	—
Strong Minnesota Tax-Free Fund	—	203,103	—	(4,487)	—	113,757	—
Strong Short-Term Municipal Bond Fund	—	15,906,875	—	—	—	22,278,996	—
Strong Wisconsin Tax-Free Fund	190,625	2,254,019	82,809	—	—	3,051,441	—

Capital loss carryovers utilized during the year ended October 31, 2004 is as follows: Strong Municipal Bond Fund $3,116,377, Strong Short-Term High Yield Municipal Bond Fund $7,631, Strong Minnesota Tax-Free Fund $20,107, and Strong Short-Term Municipal Bond Fund $4,281,093.

Net capital loss carryovers of $75,215 for Strong Short-Term High Yield Municipal Fund are scheduled to expire in 2005.

8.	Capital Share Transactions

	Strong Intermediate Municipal Bond Fund		Strong Municipal Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$20,110,367	$59,984,745	$33,068,570	$97,782,999
Proceeds from Reinvestment of Distributions	1,288,342	1,179,772	6,941,940	7,781,816
Payment for Shares Redeemed	(31,170,532)	(44,795,899)	(75,157,481)	(143,922,313)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(9,771,823)	$16,368,618	$(35,146,971)	$(38,357,498)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	1,842,637	5,607,204	3,647,332	11,107,578
Issued in Reinvestment of Distributions	118,832	110,719	770,158	883,342
Redeemed	(2,875,997)	(4,210,524)	(8,348,482)	(16,333,929)

Net Increase (Decrease) in Shares of the Fund	(914,528)	1,507,399	(3,930,992)	(4,343,009)

	Strong Short-Term High Yield Municipal Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$54,931,747	$77,993,755
Proceeds from Reinvestment of Distributions	4,912,701	5,563,481
Payment for Shares Redeemed	(84,968,694)	(49,185,648)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(25,124,246)	$34,371,588

Transactions in Shares of the Fund Were as Follows:
Sold	5,837,936	8,297,820
Issued in Reinvestment of Distributions	522,494	592,165
Redeemed	(9,029,862)	(5,234,541)

Net Increase (Decrease) in Shares of the Fund	(2,669,432)	3,655,444

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

	Strong Minnesota Tax-Free Fund		Strong Short-Term Municipal Bond Fund
	Year Ended Oct. 31, 2004	Period Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
		(Note 1)		(Note 1)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$2,209,657	$6,556,049	$180,544,333	$301,519,889
Proceeds from Reinvestment of Distributions	171,815	76,464	12,329,519	17,080,163
Payment for Shares Redeemed	(2,846,042)	(1,822,310)	(353,108,782)	(274,395,696)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(464,570)	4,810,203	(160,234,930)	44,204,356

CLASS C
Proceeds from Shares Sold	93,730	1,002,646	4,888,466	3,062,810
Proceeds from Reinvestment of Distributions	22,496	10,600	14,624	1,660
Payment for Shares Redeemed	(463,770)	(254,326)	(811,705)	(201,180)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(347,544)	758,920	4,091,384	2,863,290

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(812,114)	$5,569,123	$(156,143,546)	$47,067,646

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	213,490	640,569	18,382,476	30,734,752
Issued in Reinvestment of Distributions	16,651	7,481	1,256,394	1,742,894
Redeemed	(275,766)	(178,615)	(35,958,466)	(27,970,101)

Net Increase (Decrease) in Shares	(45,625)	469,435	(16,319,596)	4,507,545

CLASS C
Sold	9,094	98,933	499,022	312,295
Issued in Reinvestment of Distributions	2,180	1,038	1,492	169
Redeemed	(45,005)	(25,000)	(82,897)	(20,450)

Net Increase (Decrease) in Shares	(33,731)	74,971	417,617	292,014

	Strong Wisconsin Tax-Free Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
		(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$14,623,995	$50,656,937
Proceeds from Reinvestment of Distributions	2,176,655	2,736,103
Payment for Shares Redeemed	(36,591,988)	(51,988,292)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,791,338)	1,404,748

CLASS C
Proceeds from Shares Sold	122,115	3,110,102
Proceeds from Reinvestment of Distributions	75,131	22,068
Payment for Shares Redeemed	(541,756)	(416,743)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(344,510)	2,715,427

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(20,135,848)	$4,120,175

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	1,365,743	4,733,404
Issued in Reinvestment of Distributions	203,625	256,565
Redeemed	(3,427,293)	(4,877,851)

Net Increase (Decrease) in Shares	(1,857,925)	112,118

CLASS C
Sold	11,389	289,187
Issued in Reinvestment of Distributions	7,032	2,063
Redeemed	(50,936)	(38,335)

Net Increase (Decrease) in Shares	(32,515)	252,915

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended October 31, 2004, is as follows:

	Balance of Shares Held Nov. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Oct. 31, 2004	Value Oct. 31, 2004	Investment Income Nov. 1, 2003- Oct. 31, 2004
Strong Intermediate Municipal Bond Fund
Strong Tax-Free Money Fund	160,000	37,095,000	36,090,000	1,165,000	$1,165,000	$12,558
Strong Municipal Bond Fund
Strong Tax-Free Money Fund	7,070,000	132,175,000	135,025,000	4,220,000	4,220,000	45,050
Strong Short-Term High Yield Municipal Fund
Strong Tax-Free Money Fund	7,040,000	95,995,000	99,685,000	3,350,000	3,350,000	31,392
Strong Short-Term Municipal Bond Fund
Strong Tax-Free Money Fund	25,895,000	323,890,000	349,245,000	540,000	540,000	79,055

10.	Legal and Regulatory Maters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from Fund shareholders on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

12.	Special Meeting of Shareholders of Strong Intermediate Municipal Bond Fund

In August 2004, the Strong Intermediate Municipal Bond Fund’s Board of Directors approved the reorganization of the Strong Intermediate Municipal Bond Fund into the Wells Fargo (“WF”) Intermediate Tax-Free Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

13	Special Meeting of Shareholders of Strong Municipal Bond Fund

In August 2004, the Strong Municipal Bond Fund’s Board of Directors approved the reorganization of the Strong Municipal Bond Fund into the WF Municipal Bond Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

14	Special Meeting of Shareholders of Strong Short-Term High Yield Municipal Fund

In August 2004, the Strong Short-Term High Yield Municipal Bond Fund’s Board of Directors approved the reorganization of the Strong Short-Term High Yield Municipal Bond Fund into the WF Short-Term Municipal Bond Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

15	Special Meeting of Shareholders of Strong Minnesota Tax-Free Fund

In August 2004, the Strong Minnesota Tax-Free Fund’s Board of Directors approved the reorganization of the Strong Minnesota Tax-Free Fund into the WF Minnesota Tax-Free Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

16	Special Meeting of Shareholders of Strong Short-Term Municipal Bond Fund

In August 2004, the Strong Short-Term Municipal Bond Fund’s Board of Directors approved the reorganization of the Strong Short-Term Municipal Bond Fund into the WF Short-Term Municipal Bond Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

17	Special Meeting of Shareholders of Strong Wisconsin Tax-Free Fund

In August 2004, the Strong Wisconsin Tax-Free Fund’s Board of Directors approved the reorganization of the Strong Wisconsin Tax-Free Fund into the WF Wisconsin Tax-Free Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of Strong Municipal Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Intermediate Municipal Bond Fund, Strong Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund and Strong Wisconsin Tax-Free Fund (all six collectively constituting Strong Municipal Income Funds, hereafter referred to as the “Funds”) at October 31, 2004, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

December 6, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Gilbert L. Southwell III (DOB 4-13-54), Secretary of the Strong Funds since September 2004; Assistant Secretary of the Strong Funds from July 2001 to September 2004.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Secretary of the Advisor since September 2004; Assistant Secretary of the Advisor from December 2002 to September 2004; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

Gilbert L. Southwell III, Secretary

John W. Widmer, Treasurer

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee,Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee,Wisconsin 53202

NOTES

NOTES

NOTES

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C., 20549 or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT47248 12-04

AMUNI/WH2920 10-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Municipal Bond Fund, Inc.	$6,769	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Municipal Bond Fund, Inc.	$14,133	$0	$1,775	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $411,775 for 2004 and $520,843 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Municipal Bond Fund, Inc., on behalf of the Strong Municipal Bond Fund

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: December 29, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: December 29, 2004